Exhibit 1.1

Execution Version

120,000,000 Shares

American Realty Capital Properties, Inc.

Common Stock

UNDERWRITING AGREEMENT

May 21, 2014

Merrill Lynch, Pierce, Fenner & Smith

Incorporated

Citigroup Global Markets Inc.

Barclays Capital Inc.

J.P. Morgan Securities LLC

As Representatives of the several

Underwriters named in Schedule I attached hereto

c/o Merrill Lynch, Pierce, Fenner & Smith

Incorporated
One Bryant Park

New York, NY 10036

c/o Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

c/o Barclays Capital Inc.

745 Seventh Avenue

New York, New York 10019

c/o J.P. Morgan Securities LLC

383 Madison Avenue

New York, New York 10179

Ladies and Gentlemen:

American Realty Capital Properties, Inc., a Maryland corporation (the “Issuer”), proposes, upon the terms and conditions set forth in this agreement (this “Agreement”), to issue and sell to the several underwriters named in Schedule I (the “Underwriters”) an aggregate of 120,000,000 shares of its common stock (the “Common Stock”), par value $0.01 per share (the “Shares”). The 120,000,000 Shares to be sold by the Issuer pursuant to the preceding sentence are called the “Firm Shares.” In addition, the Issuer has granted to the Underwriters an option to purchase up to an additional 18,000,000 Shares as provided in Section 2. The additional 18,000,000 Shares to be sold by the Issuer pursuant to such option are collectively called the “Option Shares.” The Firm Shares and, if and to the extent such option is exercised, the Option Shares are collectively called the “Offered Shares.” Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Barclays Capital Inc. and J.P. Morgan Securities LLC have agreed to act as the representatives of the several Underwriters (in such capacity, the “Representatives”) in connection with the offering and sale of the Offered Shares.

The Issuer conducts all of its business activities through ARC Properties Operating Partnership, L.P., a Delaware limited partnership of which the Issuer is the sole general partner (the “Operating Partnership”).

The Issuer has prepared and filed with the Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Securities Act”), a registration statement on Form S-3 (File No. 333-187240) including a prospectus, relating to the Common Stock and other securities (the “Shelf Securities”). Such registration statement, as amended, including the information, if any, deemed pursuant to Rule 430A, 430B or 430C under the Securities Act to be part of the registration statement at the time of its effectiveness (“Rule 430 Information”), is referred to herein as the “Registration Statement”, and the related prospectus covering the Shelf Securities dated March 13, 2013 in the form first used to confirm sales of the Offered Shares (or made available upon request of purchasers pursuant to Rule 173 under the Securities Act) is hereinafter referred to as the “Basic Prospectus.” The Basic Prospectus, as supplemented by the prospectus supplement specifically relating to the Firm Shares in the form first used to confirm sales of the Offered Shares (or made available upon request of purchasers pursuant to Rule 173 under the Securities Act) is hereinafter referred to as the “Prospectus,” and the term “Preliminary Prospectus” means any preliminary form of the Prospectus filed with the Commission pursuant to Rule 424(b). Any reference in this Agreement to the Registration Statement, the Basic Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Securities Act, as of the effective date of the Registration Statement or the date of such Basic Prospectus, Preliminary Prospectus or the Prospectus, as the case may be and any reference to “amend”, “amendment” or “supplement” with respect to the Registration Statement, the Basic Prospectus, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after such date under the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the “Exchange Act”) that are deemed to be incorporated by reference therein. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Registration Statement and the Prospectus.

At or prior to the time when sales of the Offered Shares were first made (the “Time of Sale”), the Issuer had prepared the following information (collectively, the “Time of Sale Information”): the Basic Prospectus dated March 13, 2013 relating to the Shelf Securities; a prospectus supplement dated May 21, 2014 relating to the Offered Shares, and the pricing information and each “free-writing prospectus” (as defined pursuant to Rule 405 under the Securities Act) listed on Schedule II hereto.

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1.            Purchase of the Offered Shares by the Underwriters.

(a)          The Firm Shares. Upon the terms herein set forth, the Issuer agrees to issue and sell to the several Underwriters an aggregate of 120,000,000 Firm Shares. On the basis of the representations, warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth, the Underwriters agree, severally and not jointly, to purchase from the Issuer the respective numbers of Firm Shares set forth opposite their names on Schedule I. The purchase price per Firm Share to be paid by the several Underwriters to the Issuer shall be $11.5804 per share.

(b)          The First Closing Date. Delivery of the Firm Shares to be purchased by the Underwriters and payment therefor shall be made at 10:00 a.m., New York City time on May 28, 2014 (the time and date of such closing are called the “First Closing Date”). The Issuer hereby acknowledges that the Representatives and the Issuer may mutually agree in writing to postpone the First Closing Date as originally scheduled or as contemplated by the provisions of Section 7.

(c)          The Option Shares; Option Closing Date. In addition, on the basis of the representations, warranties and agreements herein contained, and upon the terms but subject to the conditions herein set forth, the Issuer hereby grants an option to the several Underwriters to purchase, severally and not jointly, up to an aggregate of 18,000,000 Option Shares from the Issuer at the purchase price per share to be paid by the Underwriters for the Firm Shares. The option granted hereunder may be exercised at any time and from time to time in whole or in part upon notice by the Representatives to the Issuer, which notice may be given at any time within 30 days from the date of this Agreement. Such notice shall set forth (i) the aggregate number of Option Shares as to which the Underwriters are exercising the option, (ii) the names and denominations in which the Option Shares are to be registered and (iii) the time, date and place for such purchase of Option Shares (which time and date may be simultaneous with, but not earlier than, the First Closing Date; and in the event that such time and date are simultaneous with the First Closing Date, the term “First Closing Date” shall refer to the time and date of delivery of the Firm Shares and such Option Shares). Any such time and date of delivery, if subsequent to the First Closing Date, is called an “Option Closing Date” and shall be determined by the Representatives and shall not be earlier than three nor later than five full business days after delivery of such notice of exercise. If any Option Shares are to be purchased, each Underwriter agrees, severally and not jointly, to purchase the number of Option Shares (subject to such adjustments to eliminate fractional shares as the Representatives may determine) that bears the same proportion to the total number of Option Shares to be purchased as the number of Firm Shares set forth on Schedule I opposite the name of such Underwriter bears to the total number of Firm Shares. The Representatives may cancel the option granted hereunder at any time prior to its expiration or prior to an Option Closing Date by giving written notice of such cancellation to the Issuer.

(d)          Public Offering of the Offered Shares. The Representatives hereby advise the Issuer that the Underwriters intend to offer for sale to the public, initially on the terms set forth in the Prospectus, their respective portions of the Offered Shares as soon after this Agreement has been executed and the Registration Statement has been declared effective as the Representatives, in their sole judgment, have determined is advisable and practicable.

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(e)          Payment for the Offered Shares. Payment for the Offered Shares shall be made at the First Closing Date (and, if applicable, at each Option Closing Date) by wire transfer of immediately available funds to the order of the Issuer. It is understood that the Representatives have been authorized, for their own accounts and the accounts of the several Underwriters, to accept delivery of and receipt for, and make payment of the purchase price for, the Firm Shares and any Option Shares the Underwriters have agreed to purchase. Merrill Lynch, Pierce, Fenner & Smith Incorporated, Citigroup Global Markets Inc., Barclays Capital Inc. or J.P. Morgan Securities LLC, individually and not as the Representatives of the Underwriters, may (but shall not be obligated to) make payment for any Offered Shares to be purchased by any Underwriter whose funds shall not have been received by the Representatives by the First Closing Date or the applicable Option Closing Date, as the case may be, for the account of such Underwriter, but any such payment shall not relieve such Underwriter from any of its obligations under this Agreement.

(f)          Delivery of the Offered Shares. The Issuer shall deliver, or cause to be delivered, through the facilities of The Depository Trust Company (“DTC”), to the Representatives for the accounts of the several Underwriters the Firm Shares at the First Closing Date, against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor. The Issuer shall also deliver, or cause to be delivered, through the facilities of DTC, to the Representatives for the accounts of the several Underwriters, the Option Shares the Underwriters have agreed to purchase at the First Closing Date or the applicable Option Closing Date, as the case may be, against the irrevocable release of a wire transfer of immediately available funds for the amount of the purchase price therefor. The Offered Shares shall be registered in such names and denominations as the Representatives shall have requested at least two full business days prior to the First Closing Date (or the applicable Option Closing Date, as the case may be). Subject to Section 7, time shall be of the essence, and delivery at the time and place specified in this Agreement is a further condition to the obligations of the Underwriters.

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2.            Representations, Warranties and Agreements of the Issuer and the Operating Partnership. The Issuer and the Operating Partnership, jointly and severally, represent, warrant and agree as follows:

(a)          The Registration Statement has been filed with the Commission under the Securities Act and declared effective by the Commission under the Securities Act. The Issuer has complied with all requests of the Commission for additional or supplemental information. No stop order suspending the effectiveness of the Registration Statement is in effect and no proceedings for such purpose have been instituted or are pending or, to the Issuer’s or the Operating Partnership’s knowledge, are contemplated or threatened by the Commission. The Issuer satisfied all applicable requirements for the use of Form S-3 under the Securities Act when the Registration Statement was filed. The Commission has not issued an order preventing or suspending the use of the Basic Prospectus, any Preliminary Prospectus, any Issuer Free Writing Prospectus (as defined below) or the Prospectus relating to the proposed offering of the Firm Shares and no proceedings for such purpose have been instituted or are pending or, to the Issuer’s or Operating Partnership’s knowledge, are contemplated or threatened by the Commission. The Prospectus delivered to each Underwriter for use in connection with the offering of the Offered Shares was, at the time of such delivery, identical to the electronically transmitted copies thereof filed with the Commission pursuant to the Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”), except to the extent permitted by Regulation S-T. As filed, the Registration Statement complies in all material respects with the requirements of the Securities Act. In addition: (i) each document, if any, filed or to be filed pursuant to the Exchange Act and incorporated by reference in the Registration Statement, the Prospectus or the Time of Sale Information, or any amendment or supplement thereto (or, if an amendment with respect to any such document was filed, when such amendment was filed) complied, or will comply when so filed, in all material respects with the Securities Act or Exchange Act and the applicable rules and regulations of the Commission thereunder, as applicable, and no such document when it was filed (or, if an amendment with respect to any such document was filed, when such amendment was filed) contained, or will contain when it is so filed, an untrue statement of a material fact or omitted, or will omit, to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made not misleading, (ii) each part of the Registration Statement and each amendment thereto at each respective time the Registration Statement and each amendment thereto became effective, at each deemed effective date pursuant to Rule 430B(f)(2) of the Securities Act and as of the Closing Date and Additional Closing Date, did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iii) the Registration Statement as of the date hereof does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (iv) the Registration Statement and each amendment thereto, at each respective time the Registration Statement and each amendment thereto became effective, at each deemed effective date pursuant to Rule 430B(f)(2) of the Securities Act and as of the Closing Date and Additional Closing Date, as the case may be, and as of the date hereof, and the Prospectus, when filed, complied and will comply in all material respects with the Securities Act, (v) each Issuer Free Writing Prospectus relating to the Offered Shares, if any, when considered together with the Prospectus and any amendments and supplements thereto, does not as of the Time of Sale, Closing Date and as of the Additional Closing Date, as the case may be, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (vi) as of its date, the date hereof, and the Closing Date and Additional Closing Date, as the case may be, the Prospectus does not contain and, as amended or supplemented, if applicable, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, provided that no representation or warranty is made with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Issuer in writing by such Underwriter through the Representatives expressly for use in the Registration Statement and the Prospectus and any amendment or supplement thereto, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 6(b) hereof, (vii) no order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus included in the Time of Sale Information, at the time of filing thereof, complied in all material respects with the Securities Act, and no Preliminary Prospectus, at the time of filing thereof, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Issuer in writing by such Underwriter through the Representatives expressly for use in any Preliminary Prospectus, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 6(b) hereof; and (viii) the Time of Sale Information, at the Time of Sale, did not, and at the Closing Date and as of the Additional Closing Date, as the case may be, will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation and warranty is made with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Issuer in writing by such Underwriter through the Representatives expressly for use in such Time of Sale Information, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 6(b) hereof. No statement of material fact included in the Prospectus has been omitted from the Time of Sale Information and no statement of material fact included in the Time of Sale Information that is required to be included in the Prospectus has been omitted therefrom.

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(b)          The Issuer has delivered to each Underwriter a complete copy of the Registration Statement and of each opinion, consent and certificate of experts filed as a part thereof, and conformed copies of the Registration Statement (without exhibits) and the Prospectus, as amended or supplemented, and any Issuer Free Writing Prospectus reviewed and consented to by each Underwriter, in such quantities and at such places as each Underwriter has reasonably requested.

(c)          The Issuer is not an “ineligible issuer” in connection with the offering pursuant to Rules 164, 405 and 433 under the Securities Act. The Issuer has not, directly or indirectly, distributed and will not distribute any prospectus or other offering material in connection with the offering and sale of the Offered Shares other than the Prospectus and other materials, if any, permitted under the Securities Act to be distributed. Each “Issuer Free Writing Prospectus” as defined in Rule 433 of the Securities Act, relating to the Offered Shares that (i) is required to be filed with the Commission by the Issuer, (ii) is a “road show” that is a “written communication” within the meaning of Rule 433(d)(8)(i) of the Securities Act whether or not required to be filed with the Commission or (iii) is exempt from filing pursuant to Rule 433(d)(5)(i) of the Securities Act, in each case in the form filed or required to be filed with the Commission or, if not required to be filed, in the form retained in the Issuer’s records pursuant to Rule 433(g) of the Securities Act, as of its issue date and as of the Closing Date and Additional Closing Date, as the case may be, did not, does not and will not include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement, Time of Sale Information or the Prospectus, including any incorporated document deemed to be a part thereof that has not been superseded or modified. The foregoing sentence does not apply to statements in or omissions from any Issuer Free Writing Prospectus based upon and in conformity with written information furnished to the Issuer by the Underwriters specifically for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in Section 6(b) hereof. The Issuer has satisfied or will satisfy the conditions in Rule 433 of the Securities Act so as not to be required to file with the Commission any electronic road show. The Issuer has not prepared, used or referred to, and will not, without the Underwriters’ prior written consent, prepare, use or refer to, any Issuer Free Writing Prospectus in connection with an offering of the Securities.

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(d)          The Offered Shares have been duly authorized for issuance and sale pursuant to this Agreement and, when issued and delivered by the Issuer pursuant to this Agreement, will be validly issued, fully paid and nonassessable, and the issuance and sale of the Offered Shares is not subject to any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase the Offered Shares.

(e)          The Offered Shares have been registered pursuant to Section 12(b) of the Exchange Act and are listed on The NASDAQ Stock Market (“NASDAQ”), and the Issuer has taken no action designed to, or likely to have the effect of, terminating the registration of the Offered Shares under the Exchange Act or delisting the Offered Shares from NASDAQ, nor has the Issuer received any notification that the Commission or NASDAQ is contemplating terminating such registration or listing.

(f)          Except as disclosed in the Registration Statement, the Time of Sale Information and the Prospectus, there are no persons with registration rights or similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Issuer under the Securities Act.

(g)          The Issuer has been since the time of initial filing of the Registration Statement and continues to be a “well-known seasoned issuer” (as defined in Rule 405 under the Securities Act) eligible to use Form S-3 for the offering of the Offered Shares, including not having been an “ineligible issuer” (as defined in Rule 405 under the Securities Act) at any such time or date. The Registration Statement is an “automatic shelf registration statement” (as defined in Rule 405 under the Securities Act) and was filed not earlier than the date that is three years prior to the applicable Closing Date.

(h)          Each of the Issuer, the Operating Partnership and their respective subsidiaries has been duly organized, is validly existing and in good standing as a corporation, partnership or limited liability company under the laws of their respective jurisdiction of organization and is duly qualified to do business and in good standing as a foreign corporation or other business entity in each jurisdiction in which its ownership or lease of property or the conduct of its businesses requires such qualification, except where the failure to be so qualified or in good standing would not, individually or in the aggregate, reasonably be expected to have a material adverse change in the condition, financial or otherwise, properties or in the earnings, business affairs or business prospects of the Issuer and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business (a “Material Adverse Effect”). Each of the Issuer, the Operating Partnership and their respective subsidiaries has all power and authority necessary to own or hold its properties and to conduct the businesses in which it is engaged. Issuer does not own or control, directly or indirectly, any corporation, association or other entity other than (i) the subsidiaries listed on Schedule III hereto, and (ii) such other entities omitted from Schedule III which, when such omitted entities are considered in the aggregate as a single subsidiary, would not constitute a “significant subsidiary” within the meaning of Rule 1-02(w) of Regulation S-X.

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(i)          Issuer has an authorized capitalization as set forth in each of the Registration Statement, Time of Sale Information and the Prospectus, and all of the issued shares of capital stock of Issuer have been duly authorized and validly issued and are fully paid and non-assessable. All of the issued shares of capital stock or other ownership interest of each subsidiary of Issuer have been duly authorized and validly issued, are fully paid and non-assessable and are owned directly or indirectly by Issuer, free and clear of all liens, encumbrances, equities or claims, except for such liens, encumbrances, equities or claims as are set forth in the Registration Statement, Time of Sale Information and the Prospectus.

(j)          Each of the Issuer and the Operating Partnership have all requisite corporate or limited partnership power and authority, as applicable, to execute, deliver and perform its obligations under this Agreement. This Agreement has been duly and validly authorized, executed and delivered by each of the Issuer and the Operating Partnership.

(k)          The issue and sale of the Offered Shares, the execution, delivery and performance by the Issuer and the Operating Partnership of this Agreement, the application of the proceeds from the sale of the Offered Shares as described under “Use of Proceeds” in each of the Registration Statement, Time of Sale Information and the Prospectus and the consummation of the transactions contemplated hereby and thereby, will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, impose any lien, charge or encumbrance upon any property or assets of the Issuer, the Operating Partnership or any of their respective subsidiaries, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement, license, lease or other agreement or instrument to which the Issuer, the Operating Partnership or any of their respective subsidiaries is a party or by which the Issuer, the Operating Partnership or any of their respective subsidiaries is bound or to which any of the property or assets of the Issuer, the Operating Partnership or any of their respective subsidiaries is subject, (ii) result in any violation of the provisions of the charter or by-laws (or similar organizational documents) of the Issuer, the Operating Partnership or any of their respective subsidiaries, or (iii) result in any violation of any statute or any judgment, order, decree, rule or regulation of any court or governmental agency or body having jurisdiction over the Issuer, Operating Partnership or any of their respective subsidiaries or any of their properties or assets, except, with respect to clauses (i) and (iii), conflicts or violations that would not reasonably be expected to have a Material Adverse Effect.

(l)          No consent, approval, authorization or order of, or filing, registration or qualification with any court or governmental agency or body having jurisdiction over the Issuer, the Operating Partnership or any of their respective subsidiaries or any of their properties or assets is required for the issue and sale of the Offered Shares, the execution, delivery and performance by the Issuer or the Operating Partnership of this Agreement, the application of the proceeds from the sale of the Offered Shares as described under “Use of Proceeds” in each of the Registration Statement, the Time of Sale Information and the Prospectus and the consummation of the transactions contemplated hereby and thereby, except for such consents, approvals, authorizations, orders, filings, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Offered Shares by the Underwriters, each of which has been obtained and is in full force and effect.

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(m)          The financial statements (which term as used in this Agreement includes the related notes thereto) of Issuer included or incorporated by reference in the Registration Statement, the Time of Sale Information and the Prospectus, and, to the Issuer’s or Operating Partnership’s knowledge, the financial statements of CapLease, Inc. and Cole Real Estate Investments, Inc. included or incorporated by reference in the Registration Statement, the Time of Sale Information and the Prospectus, present fairly in all material respects the financial position of Issuer and its subsidiaries (including, without limitation, the Operating Partnership), , CapLease, Inc., and Cole Real Estate Investments, Inc., as the case may be, as of and at the dates indicated and the results of their operations and cash flows for the periods specified (subject, in the case of unaudited quarterly financial statements, to normal year-end adjustments). The financial statements have been prepared in conformity with U.S. generally accepted accounting principles applied on a consistent basis throughout the periods involved, except (i) as may be expressly stated in the related notes thereto and (ii) that this representation and warranty as it relates to the financial statements of CapLease, Inc. and Cole Real Estate Investments, Inc. is made to Issuer’s or the Operating Partnership’s knowledge. Any historical financial data set forth in the Registration Statement, the Time of Sale Information and the Prospectus fairly presents the information set forth therein on a basis consistent with that of the audited financial statements contained in the Registration Statement, the Time of Sale Information and the Prospectus. Any pro forma consolidated financial statements of Issuer and its subsidiaries and the related notes thereto set forth in the Registration Statement, the Time of Sale Information and the Prospectus present fairly the information contained therein, have been prepared in accordance with Article 11 of Regulation S-X with respect to pro forma financial statements and have been properly presented on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

(n)          The interactive data in eXtensible Business Reporting Language incorporated by reference in the Registration Statement, the Time of Sale Information and the Prospectus fairly present the information called for in all material respects and have been prepared in all material respects in accordance with the Commission’s rules and guidelines applicable thereto.

(o)          Grant Thornton LLP, who has expressed their opinion with respect to the financial statements (which term as used in this Agreement includes the related notes thereto) filed with the Commission and in the Registration Statement, the Time of Sale Information and the Prospectus are (y) independent public or certified public accountants with respect to Issuer, as required by the Securities Act and the Exchange Act and (z) in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X.

(p)          McGladrey LLP, who has expressed their opinion with respect to the financial statements (which term as used in this Agreement includes the related notes thereto) filed with the Commission and incorporated by reference in the Registration Statement, the Time of Sale Information and the Prospectus are (y) independent public or certified public accountants with respect to Issuer and CapLease, Inc., as required by the Securities Act and the Exchange Act and (z) in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X.

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(q)          Deloitte & Touche LLP, who has expressed their opinion with respect to the financial statements (which term as used in this Agreement includes the related notes thereto) filed with the Commission and included in the Registration Statement, the Time of Sale Information and the Prospectus are (y) independent public or certified public accountants with respect to Issuer and Cole Real Estate Investments, Inc., as required by the Securities Act and the Exchange Act and (z) in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X.

(r)          The Issuer and each of its subsidiaries maintain effective internal control over financial reporting (as defined under Rule 13-a15 and 15d-15 under the 1934 Act Regulations) and a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with U.S. generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. There has not been and is no material weakness in Issuer’s internal control over financial reporting (whether or not remediated) and since Issuer’s formation, there has been no change in Issuer’s internal control over financial reporting that has materially affected, or could materially affect, Issuer’s internal control over financial reporting.

(s)          Issuer and each of its subsidiaries have established and maintain disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)), which (i) are designed to ensure that material information relating to Issuer, including its consolidated subsidiaries, is made known to Issuer’s principal executive officer and its principal financial officer by others within those entities, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared; (ii) have been evaluated by management of Issuer for effectiveness as of the end of Issuer’s most recent fiscal quarter; and (iii) are effective in all material respects to perform the functions for which they were established. Issuer is not aware of (i) any material significant deficiencies or material weaknesses in the design or operation of internal control over financial reporting which are likely to adversely affect Issuer’s ability to record, process, summarize and report financial information or (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in Issuer’s internal control over financial reporting. Issuer is not aware of any change in its internal control over financial reporting that has occurred during its most recent fiscal quarter that has materially affected, or is likely to materially affect, Issuer’s internal control over financial reporting.

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(t)          Except as otherwise disclosed in the Registration Statement, the Time of Sale Information and the Prospectus, subsequent to the date of the most recently audited financial statements of Issuer included or incorporated by reference in the Registration Statement, the Time of Sale Information and the Prospectus: (i) there has been no material adverse change in the condition, financial or otherwise, properties or in the earnings, business affairs or business prospects of the Company and its subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business; (ii) there has been no material adverse change, or any development that could be expected to have a Material Adverse Effect; (iii) Issuer and its subsidiaries, considered as one entity, have not incurred any material liability or obligation, indirect, direct or contingent, nor entered into any material transaction or agreement; (iv) there has been no dividend or distribution of any kind declared, paid or made by Issuer (other than regular monthly cash dividends consistent with past practice) or, except for dividends paid to Issuer or other subsidiaries, any of its subsidiaries on any class of capital stock or repurchase or redemption by Issuer or any of its subsidiaries of any class of capital stock; and (v) neither Issuer nor any of its subsidiaries has sustained any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority, except in each case as otherwise disclosed in the Registration Statement, the Time of Sale Information and the Prospectus, and except as would not, individually or in the aggregate, be expected to have a Material Adverse Effect.

(u)          Issuer is in compliance with, and there has been no failure on the part of Issuer or any of Issuer’s directors or officers, in their capacities as such, to comply, in all material respects, with the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith, including Section 402 related to loans and Sections 302 and 906 related to certifications.

(v)         Except as described in each of the Registration Statement, the Time of Sale Information and the Prospectus, the Issuer, the Operating Partnership and each of their respective subsidiaries has good and marketable title to all of the real and personal property and the other assets reflected as owned in the financial statements referred to in Section 2(m) above (or elsewhere in the Registration Statement, the Time of Sale Information or the Prospectus), in each case free and clear of any security interests, mortgages, liens, encumbrances, equities, adverse claims and other defects, except such as do not materially and adversely affect the value of such property and do not materially interfere with the use made or proposed to be made of such property by the Issuer, the Operating Partnership or any such subsidiary. Except as described in each of the Registration Statement, the Time of Sale Information and the Prospectus, and except as would not, individually or in the aggregate, be expected to have a Material Adverse Effect, none of the real property so owned by the Issuer, the Operating Partnership or any of their respective subsidiaries (the “Real Property”) is subject to any options or rights of first refusal to purchase all or part of such real property or any interest therein. The real property, improvements, equipment and personal property held under lease by the Issuer, the Operating Partnership or any such subsidiary are held by them under valid and enforceable leases, with such exceptions as do not material and do not materially interfere with the use made or proposed to be made of such real property, improvements, equipment or personal property by the Issuer or any such subsidiary.

(w)          None of Issuer or the Operating Partnership nor any of their respective subsidiaries knows of any violation of any municipal, state or federal law, rule or regulation (including those pertaining to environmental matters) concerning any of the Real Property or any parts thereof, except for such violations which would not, individually or in the aggregate, materially and adversely affect the value of any such Real Property or the use or proposed use of any such Real Property by Issuer, the Operating Partnership or any of their respective subsidiaries or any tenant operators. No written notice of any condemnation of or zoning change affecting the Real Properties or any parts thereof has been received, or, to the knowledge of Issuer or the Operating Partnership, threatened, that if consummated would, individually or in the aggregate, be expected to have a Material Adverse Effect. Each of the Real Properties complies with all applicable zoning laws, ordinances, regulations, development agreements, reciprocal easement agreements and deed restrictions or other covenants in all material respects and, if and to the extent there is a failure to comply, such failure does not materially and adversely affect the value, use or proposed use of any of the Real Properties and will not result in a forfeiture or reversion of title.

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(x)          The Issuer, the Operating Partnership and each of their respective subsidiaries possesses such valid and current certificates, authorizations, licenses or permits issued by the appropriate state, local, federal or foreign regulatory agencies or bodies necessary to conduct their respective businesses, except where the failure so to possess would not individually or in the aggregate, be expected to have a Material Adverse Effect, and neither the Issuer or the Operating Partnership nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of, or non-compliance with, any such certificate, authorization, license or permit which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would be expected to have a Material Adverse Effect.

(y)          The Issuer, the Operating Partnership and their respective subsidiaries own or possess sufficient trademarks, trade names, patent rights, copyrights, domain names, licenses, approvals, trade secrets and other similar rights (collectively, “Intellectual Property Rights”) reasonably necessary to conduct their businesses as now conducted. Neither the Issuer or the Operating Partnership nor any of its subsidiaries has received any notice of infringement or conflict with asserted Intellectual Property Rights of others. None of the Issuer, the Operating Partnership or their respective subsidiaries is a party to or bound by any options, licenses or agreements with respect to the Intellectual Property Rights of any other person or entity that are required to be described in the Registration Statement, the Time of Sale Information or the Prospectus and are not described therein. None of the technology employed by the Issuer, the Operating Partnership or any of their respective subsidiaries has been obtained or is being used by the Issuer or any of its subsidiaries in violation of any contractual obligation binding on the Issuer or any of its subsidiaries or any of its or its subsidiaries’ officers, directors or employees or otherwise in violation of the rights of any persons, except for such violations that would not, individually or in the aggregate, be expected to have a Material Adverse Effect.

(z)          Except as described in the Registration Statement, the Time of Sale Information and the Prospectus and as incorporated by reference therein, there are no legal or governmental actions, suits or proceedings pending or, to the Issuer’s or the Operating Partnership’s knowledge, threatened (i) against or affecting Issuer, the Operating Partnership or any of their respective subsidiaries, (ii) which have as the subject thereof any officer or director of, or property owned or leased by, Issuer, the Operating Partnership or any of their respective subsidiaries or (iii) relating to environmental or discrimination matters, where in any such case (A) (i) there is a reasonable possibility that such action, suit or proceeding might be determined adversely to Issuer, the Operating Partnership or such subsidiary or such officer or director and (ii) any such action, suit or proceeding, if so determined adversely, would be reasonably expected to have a Material Adverse Effect or adversely affect the consummation of the transactions contemplated by this Agreement or (B) any such action, suit or proceeding is or would be material in the context of the sale of the Offered Shares. No material labor dispute with the employees of Issuer, the Operating Partnership or any of their respective subsidiaries exists or, to the Issuer’s or the Operating Partnership’s knowledge, is threatened or imminent.

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(aa)        Neither Issuer or the Operating Partnership nor any of their respective subsidiaries (i) is in violation of its charter or by-laws (or similar organizational documents), (ii) is in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant, condition or other obligation contained in any indenture, mortgage, deed of trust, loan agreement, license or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject, or (iii) is in violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over it or its property or assets or has failed to obtain any license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business, except in the case of clauses (ii) and (iii), to the extent any such conflict, breach, violation or default would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(bb)       Except as would not, individually or in the aggregate, have a Material Adverse Effect, (i) neither the Issuer or the Operating Partnership nor any of their respective subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof, including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, “Hazardous Materials”) or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, “Environmental Laws”), (ii) the Issuer and its subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, and (iii) there are no pending or, to the Issuer’s or the Operating Partnership’s knowledge, threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Issuer, the Operating Partnership or any of their respective subsidiaries.

(cc)        The Issuer, the Operating Partnership and each of their respective subsidiaries have filed all federal, state, local and foreign income and franchise tax returns required to be filed through the date hereof, subject to permitted exceptions, and have paid all taxes required to be paid by any of them and, if due and payable, any related or similar assessment, fine or penalty levied against any of them. Each of the Issuer and the Operating Partnership has made adequate charges, accruals and reserves in the applicable financial statements referred to in Section 2(m) above in respect of all federal, state and foreign income and franchise taxes for all periods as to which the tax liability of Issuer or any of its subsidiaries has not been finally determined. No subsidiary of Issuer or the Operating Partnership that is a limited partnership or limited liability company has made an election under Section 7701 of the Internal Revenue Code of 1986, as amended (the “Code”), to change its default classification for federal income tax purposes.

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(dd)       None of the Issuer, the Operating Partnership or any of their respective subsidiaries is, and after giving effect to the offer and sale of the Offered Shares and the application of the proceeds therefrom as described under “Use of Proceeds” in each of the Registration Statement, the Time of Sale Information and the Prospectus will be, an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

(ee)        The Issuer, the Operating Partnership and their respective subsidiaries, and their respective affiliates have not taken, directly or indirectly, any action designed to or that has constituted or that could reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Issuer in connection with the offering of the Offered Shares.

(ff)         None of the Issuer, the Operating Partnership or any of their respective subsidiaries nor, to the knowledge of the Issuer, the Operating Partnership, any director, officer, agent, employee, affiliate or other person acting on behalf of the Issuer or Operating Partnership or any of their respective subsidiaries is aware of or has taken any action, directly or indirectly, that has resulted or would result in a violation of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA; and the Issuer and its subsidiaries and, to the knowledge of the Issuer, the Operating Partnership, the Issuer’s or the Operating Partnership’s affiliates have conducted their respective businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(gg)       Neither the Issuer, the Operating Partnership nor any of their respective subsidiaries nor, to the Issuer’s or the Operating Partnership’s knowledge, any employee or agent of the Issuer, the Operating Partnership or any of their respective subsidiaries, has made any contribution or other payment to any official of, or candidate for, any federal, state or foreign office in violation of any law.

(hh)       The operations of the Issuer, the Operating Partnership and their respective subsidiaries are, and have been conducted at all times, in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar applicable rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Issuer, the Operating Partnership or any of their respective subsidiaries with respect to the Money Laundering Laws is pending or, to the knowledge of the Issuer or the Operating Partnership, threatened.

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(ii)         None of the Issuer, the Operating Partnership or any of their respective subsidiaries or, to the knowledge of the Issuer, the Operating Partnership, any director, officer, agent, employee or affiliate or any person acting on behalf of the Issuer or the Operating Partnership or any of their respective subsidiaries is currently subject or target to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Issuer or Operating Partnership will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(jj)         There are no contracts or other documents that are required to be described in the Registration Statement or filed as exhibits to the Registration Statement pursuant to Item 601(10) of Regulation S-K that have not been described in the Registration Statement, the Time of Sale Information and the Prospectus.

(kk)       There is no business relationship or related party transaction involving the Issuer, the Operating Partnership or any of their respective subsidiaries or any other person that are required to be described in the Registration Statement pursuant to Item 404 of Regulation S-K and that has not been described in the Registration Statement, the Time of Sale Information and the Prospectus.

(ll)          Each of Issuer, the Operating Partnership and their respective subsidiaries are insured with policies in such amounts and with such deductibles and covering such risks as it reasonably deems adequate for its business, and the real property owned by Issuer, the Operating Partnership and their respective subsidiaries is appropriately insured by institutions it reasonably believes to be financially sound. None of the Issuer or the Operating Partnership has any reason to believe that it or any subsidiary will not be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not result in a Material Adverse Effect.

(mm)      Neither Issuer nor the Operating Partnership has taken any action or omitted to take any action (such as issuing any press release relating to any Offered Shares without an appropriate legend) which may result in the loss by any of the Underwriters of the ability to rely on any stabilization safe harbor provided by the Financial Services Authority under the Financial Services and Markets Act 2000 (the “FSMA”).

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(nn)       Except as otherwise described in the Registration Statement, the Time of Sale Information and the Prospectus, the Issuer, the Operating Partnership and their respective subsidiaries and any “employee benefit plan” (as defined under the Employee Retirement Income Security Act of 1974, as amended, and the regulations and published interpretations thereunder (collectively, “ERISA”)) established or maintained by Issuer, the Operating Partnership, their subsidiaries or their ERISA Affiliates (as defined below) are in compliance with ERISA, except as would not, individually or in the aggregate, have a Material Adverse Effect. “ERISA Affiliate” means, with respect to Issuer, the Operating Partnership or a subsidiary, any member of any group of organizations described in Sections 414(b), (c), (m) or (o) of the Code of which Issuer, the Operating Partnership or such subsidiary is a member. No “reportable event” (as defined under ERISA) has occurred or is reasonably expected to occur with respect to any “employee pension benefit plan” (as defined under ERISA) established or maintained by the Issuer, the Operating Partnership, their subsidiaries or any of their ERISA Affiliates. No “employee pension benefit plan” established or maintained by the Issuer, the Operating Partnership, their subsidiaries or any of their ERISA Affiliates, if such “employee pension benefit plan” were terminated, would have any “amount of unfunded benefit liabilities” (as defined under ERISA). Neither the Issuer, the Operating Partnership, their subsidiaries nor any of their ERISA Affiliates has incurred or reasonably expects to incur any liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “employee pension benefit plan,” or (ii) Sections 412, 4971 or 4975 of the Code or (iii) Section 4980B of the Code as a result of a failure to comply with such section. Except as would not, individually or in the aggregate, have a Material Adverse Effect, each “employee pension benefit plan” established or maintained by Issuer, the Operating Partnership, their subsidiaries or any of their ERISA Affiliates that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or failure to act, which would cause the loss of such qualification.

(oo)       Except as described in the Registration Statement, the Time of Sale Information and the Prospectus, no subsidiary of the Issuer is prohibited or restricted, directly or indirectly, from paying dividends to the Issuer, or from making any other distribution with respect to such subsidiary’s equity securities or from repaying to the Issuer or any other subsidiary of the Issuer any amounts that may from time to time become due under any loans or advances to such subsidiary from the Issuer or from transferring any property or assets to the Issuer or to any other subsidiary of the Issuer, except as may be prohibited or restricted by law.

(pp)       The statistical, demographic and market-related data included or incorporated by reference in the Registration Statement, the Time of Sale Information and the Prospectus are based on or derived from sources that (i) neither Issuer nor the Operating Partnership have any reason to believe are unreliable or inaccurate in all material respects or (ii) represent the Issuer’s or the Operating Partnership’s good faith estimates that are made on the basis of data derived from such sources.

(qq)       Except as described in each of the Registration Statement, the Time of Sale Information and the Prospectus, neither the Issuer or the Operating Partnership nor any of their respective subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that could give rise to a valid claim against any of them or the Underwriters for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Offered Shares.

(rr)         The statements set forth in each of the Registration Statement, the Time of Sale Information and the Prospectus under the caption “Description of Capital Stock” insofar as they purport to constitute a summary of the terms of the Common Stock and under the captions “Material U.S. Federal Income Tax Considerations” and “Supplemental Material U.S. Federal Income Tax Considerations” insofar as they purport to summarize the provisions of the laws and documents referred to therein, are accurate summaries in all material respects.

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(ss)        Except as described in each of the Registration Statement, the Time of Sale Information and the Prospectus, neither the Issuer or the Operating Partnership nor any of their respective subsidiaries (i) has any material lending or other relationship with any bank or lending affiliate of any of the Underwriters and (ii) does not intend to use any of the proceeds from the sale of the Offered Shares hereunder to repay any outstanding debt owed to any affiliate of any Underwriter.

(tt)         The Issuer is organized and operates in conformity with the requirements for qualification and taxation as a “real estate investment trust” (a “REIT”) under Sections 856 through 860 of the Code; currently qualifies as a REIT and the method of operation for the Issuer and its subsidiaries as described in the Registration Statement, the Time of Sale Information and the Prospectus will enable the Issuer to continue to meet the requirements for qualification and taxation as a REIT under the Code. The Issuer has no current intention to terminate its REIT election.

(uu)        All of the information provided to the Underwriters or to counsel for the Underwriters by the Issuer, the Operating Partnership, their officers and directors in connection with letters, filings or other supplemental information provided to the Financial Industry Regulatory Authority, Inc. (“FINRA”) pursuant to FINRA Rule 5110, 5121 or 5190 is true, complete and correct in all material respects.

(vv)        Subject to compliance with applicable securities laws, the Issuer consents to each Underwriter trading in the Offered Shares for such Underwriter’s own account and for the account of its clients at the same time as sales of Offered Shares occur pursuant to this Agreement.

Any certificate signed by any officer of the Issuer or the Operating Partnership and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Offered Shares shall be deemed a representation and warranty by the Issuer and the Operating Partnership, jointly and severally, as to matters covered thereby, to each Underwriter.

3.            Agreements of the Issuer and the Operating Partnership. The Issuer and the Operating Partnership, jointly and severally, agree with each of the Underwriters as follows:

(a)          Required Filings. The Issuer will file the final Prospectus with the Commission within the time periods specified by Rule 424(b) and Rule 430A, 430B or 430C under the Securities Act, will file any Issuer Free Writing Prospectus to the extent required by Rule 433 under the Securities Act; and will file promptly all reports and any definitive proxy or information statements required to be filed by the Issuer with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Offered Shares and the Issuer will furnish copies of the Prospectus and each Issuer Free Writing Prospectus (to the extent not previously delivered) to the Underwriters in New York City prior to 10:00 A.M., New York City time, on the business day next succeeding the date of this Agreement in such quantities as the Representatives may reasonably request. The Issuer will pay the registration fees for this offering within the time period required by Rule 456(b)(1) under the Securities Act (without giving effect to the proviso therein) and in any event prior to the Closing Date.

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(b)          Delivery of Copies. The Issuer will deliver, without charge, (i) to the Representatives, upon their request, two signed copies of the Registration Statement as originally filed and each amendment thereto, in each case including all exhibits and consents filed therewith and documents incorporated by reference therein; and (ii) to each Underwriter (A) a conformed copy of the Registration Statement as originally filed and each amendment thereto (without exhibits) and (B) during the Prospectus Delivery Period (as defined below), as many copies of the Prospectus (including all amendments and supplements thereto and documents incorporated by reference therein) and each Issuer Free Writing Prospectus as the Representatives may reasonably request. As used herein, the term “Prospectus Delivery Period” means such period of time after the first date of the public offering of the Offered Shares as in the opinion of counsel for the Underwriters a prospectus relating to the Securities is required by law to be delivered (or required to be delivered but for Rule 172 under the Securities Act) in connection with sales of the Offered Shares by any Underwriter or dealer.

(c)          Amendments or Supplements, Issuer Free Writing Prospectuses. Before making, preparing, using, authorizing, approving, referring to or filing any Issuer Free Writing Prospectus, and before filing any amendment or supplement to the Registration Statement or the Prospectus, whether before or after the time that the Registration Statement becomes effective, the Issuer will furnish to the Representatives and counsel for the Underwriters a copy of the proposed Issuer Free Writing Prospectus, amendment or supplement for review and will not make, prepare, use, authorize, approve, refer to or file any such Issuer Free Writing Prospectus or file any such proposed amendment or supplement to which the Representatives reasonably object.

(d)          Notice to the Representatives. The Issuer will advise the Representatives promptly, and confirm such advice in writing, (i) when any amendment to the Registration Statement has been filed or becomes effective; (ii) when any supplement to the Prospectus or any Issuer Free Writing Prospectus or any amendment to the Prospectus has been filed; (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or the receipt of any comments from the Commission relating to the Registration Statement or any other request by the Commission for any additional information; (iv) of the issuance by the Commission of any order suspending the effectiveness of the Registration Statement or preventing or suspending the use of any Preliminary Prospectus, any of the Time of Sale Information or the Prospectus or the initiation or threatening of any proceeding for that purpose or pursuant to Section 8A of the Securities Act; (v) of the occurrence of any event within the Prospectus Delivery Period as a result of which the Prospectus, the Time of Sale Information or any Issuer Free Writing Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus, the Time of Sale Information or any such Issuer Free Writing Prospectus is delivered to a purchaser, not misleading; (vi) of the receipt by the Issuer of any notice of objection of the Commission to the use of the Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Securities Act; and (vii) of the receipt by the Issuer of any notice with respect to any suspension of the qualification of the Offered Shares or the Underlying Securities for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and the Issuer will use its best efforts to prevent the issuance of any such order suspending the effectiveness of the Registration Statement, preventing or suspending the use of any Preliminary Prospectus, any of the Time of Sale Information or the Prospectus or suspending any such qualification of the Securities or the Underlying Securities and, if any such order is issued, will use its best efforts to obtain as soon as possible the withdrawal thereof.

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(e)          Ongoing Compliance. (1) If during the Prospectus Delivery Period (i) any event shall occur or condition shall exist as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Prospectus to comply with law, the Issuer will immediately notify the Underwriters thereof and forthwith prepare and, subject to paragraph (c) above, file with the Commission and furnish to the Underwriters and to such dealers as the Representatives may designate, such amendments or supplements to the Prospectus as may be necessary so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with law and (2) if at any time prior to the Closing Date (i) any event shall occur or condition shall exist as a result of which the Time of Sale Information as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances existing when the Time of Sale Information is delivered to a purchaser, not misleading or (ii) it is necessary to amend or supplement the Time of Sale Information to comply with law, the Issuer will promptly notify the Underwriters thereof and forthwith prepare and, subject to paragraph (c) above, file with the Commission (to the extent required) and furnish to the Underwriters and to such dealers as the Representatives may designate, such amendments or supplements to the Time of Sale Information as may be necessary so that the statements in the Time of Sale Information as so amended or supplemented will not, in the light of the circumstances, be misleading or so that the Time of Sale Information will comply with law.

(f)          Blue Sky Compliance. The Issuer will qualify the Offered Shares and the Underlying Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representatives shall reasonably request and will continue such qualifications in effect so long as required for distribution of the Securities.

(g)          Earning Statement. The Issuer will make generally available to its security holders and the Representatives as soon as practicable an earning statement that satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder covering a period of at least twelve months beginning with the first fiscal quarter of the Issuer occurring after the “effective date” (as defined in Rule 158) of the Registration Statement.

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(h)          Agreement Not to Offer or Sell Additional Shares of Common Stock. During the period commencing on and including the date hereof and ending on and including the 60th day following the date of the Prospectus (as the same may be extended as described below, the “Lock-up Period”), the Issuer will not, without the prior written consent of the Merrill Lynch, Pierce, Fenner & Smith Incorporated and Citigroup Global Markets Inc. (which consent may be withheld at the sole discretion of the Merrill Lynch, Pierce, Fenner & Smith Incorporated and Citigroup Global Markets Inc.), directly or indirectly, (i) sell (including, without limitation, any short sale), offer, contract or grant any option to sell, pledge, assign, transfer or establish an open “put equivalent position” within the meaning of Rule 16a-1(h) under the Exchange Act, or otherwise dispose of or transfer, or announce the offering of, or file any registration statement under the Securities Act in respect of, any shares of Common Stock, options, rights or warrants to acquire shares of Common Stock or securities exchangeable or exercisable for or convertible into shares of Common Stock, (ii) enter into any swap, hedge or similar arrangement or agreement that transfers in whole or in part, the economic risk of ownership of the shares of Common Stock, or securities exchangeable or exercisable for or convertible into shares of Common Stock currently or hereafter owned either of record or beneficially by the Issuer or (iii) publicly announce the intention to do any of the foregoing; provided, however, that the Issuer may (A) file a registration statement registering the secondary sale of shares of Common Stock or securities convertible into shares of Common Stock by certain stockholders or unit holders of the Operating Partnership in compliance with its obligations under the registration rights agreements existing prior to the date hereof, (B) issue shares of Common Stock under the Issuer’s dividend reinvestment plan (as in effect on the date hereof), (C) issue shares of Common Stock in exchange for Operating Partnership units outstanding on the date hereof, (D) solely in conjunction with acquisitions (but not otherwise in conjunction with any financing or capital raising activity) (x) issue shares of Common Stock; provided, that the recipient of such shares shall agree to be subject to the foregoing restrictions for the remainder of the Lock-up Period, (y) file a registration statement on Form S-4 with respect to shares of Common Stock to be issued in conjunction with any such acquisition; provided, that no shares may be issued pursuant to such registration statement during the Lock-up Period, and (z) issue Operating Partnership units (which are redeemable or exchangeable for shares of Common Stock); provided, that no shares of Common Stock issued in exchange for such Operating Partnership units may be resold during the Lock-Up Period and (E) issue Operating Partnership units upon the vesting of the long-term incentive plan units outstanding on the date hereof under the Issuer’s 2014 Multi Year Outperformance Plan and issue Common Stock in exchange for such Operating Partnership units, provided that such Common Stock may not be sold during the Lock-up Period.

(i)          Use of Proceeds. The Issuer will apply the net proceeds from the sale of the Offered Shares as described in the Registration Statement, the Time of Sale Information and the Prospectus under the heading “Use of Proceeds”.

(j)          No Stabilization. The Issuer and the Operating Partnership will not take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Securities and will not take any action prohibited by Regulation M under the Exchange Act in connection with the distribution of the Securities contemplated hereby.

(k)          So long as the Offered Shares are outstanding, the Issuer will furnish to the Representatives, as soon as they are available, copies of all reports or other communications (financial or other) furnished to holders of the Offered Shares, and copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange or automatic quotation system; provided; that the Issuer will be deemed to have furnished such reports and financial statements to the Underwriters to the extent they are filed on EDGAR.

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(l)           Record Retention. The Issuer will, pursuant to reasonable procedures developed in good faith, retain copies of each Issuer Free Writing Prospectus that is not filed with the Commission in accordance with Rule 433 under the Securities Act.

(m)         Listing. The Issuer will use its best efforts to effect the listing of the Offered Shares on NASDAQ.

4.            Expenses. Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Issuer and the Operating Partnership, jointly and severally, agree to pay all expenses, costs, fees and taxes incident to and in connection with: (a) the preparation, printing, filing and distribution of the Registration Statement, the Preliminary Prospectus, any Issuer Free Writing Prospectus, the Time of Sale Information and the Prospectus and all amendments and supplements thereto (including the fees, disbursements and expenses of the Issuer’s accountants and counsel, but not, however, legal fees and expenses of the Underwriters’ counsel incurred in connection therewith); (b) the preparation, printing (including, without limitation, word processing and duplication costs) and delivery of this Agreement, all Blue Sky memoranda and all other agreements, memoranda, correspondence and other documents printed and delivered in connection therewith (but not, however, legal fees and expenses of the Underwriters’ counsel incurred in connection with any of the foregoing other than the reasonable fees of such counsel plus reasonable disbursements incurred in connection with the preparation, printing and delivery of such Blue Sky memoranda not to exceed $10,000 in the aggregate); (c) the issuance and delivery by the Issuer of the Offered Shares and any taxes payable in connection therewith; (d) the qualification of the Offered Shares for offer and sale under the securities or Blue Sky laws of the several states and any foreign jurisdictions as the Underwriters may designate after consultation with the Issuer (including, without limitation, the reasonable fees and disbursements of the Underwriters’ counsel relating to such registration or qualification); (e) the furnishing of such copies of the Registration Statement, the Preliminary Prospectus, any Issuer Free Writing Prospectus, the Time of Sale Information and the Prospectus, and all amendments and supplements thereto, as may be reasonably requested for use in connection with the offering; (f) the preparation of certificates for the Offered Shares (including, without limitation, printing and engraving thereof); performance by the Issuer and its subsidiaries of their other obligations under this Agreement; (g) the obligations of the Transfer Agent, any agent of the Transfer Agent and the counsel for the Transfer Agent in connection with the Offered Shares; (h) all expenses incurred by the Issuer in connection with any “road show” presentations to prospective purchasers of the Offered Shares; (i) all expenses and application fees incurred in connection with any filing with, and clearance of the offering by, FINRA, including the related reasonable fees and expenses of counsel for the Underwriters; and (j) all expenses and application fees related to the listing of the Offered Shares on NASDAQ.

5.            Conditions to Underwriters’ Obligations. The respective obligations of the Underwriters hereunder are subject to the accuracy on the date hereof and on and as of the Closing Date, of the representations and warranties of the Issuer contained herein, to the performance by the Issuer of their respective obligations hereunder, and to each of the following additional terms and conditions:

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(a)          The Underwriters shall not have discovered and disclosed to the Issuer on or prior to the Closing Date that the Registration Statement, Time of Sale Information, any Issuer Free Writing Prospectus or the Prospectus, or any amendment or supplement thereto, contains an untrue statement of a fact which, in the opinion of Weil, Gotshal & Manges LLP, counsel to the Underwriters, is material or omits to state a fact which, in the opinion of such counsel, is material and is necessary in order to make the statements therein, in the light of the circumstances then prevailing, not misleading.

(b)          All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Offered Shares, the Registration Statement, the Preliminary Prospectus, any Issuer Free Writing Prospectus, the Time of Sale Information and the Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Underwriters, and the Issuer shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

(c)          No order suspending the effectiveness of the Registration Statement shall be in effect, and no proceeding for such purpose, pursuant to Rule 401(g)(2) or pursuant to Section 8A under the Securities Act shall be pending before or threatened by the Commission; the Prospectus and each Issuer Free Writing Prospectus shall have been timely filed with the Commission under the Securities Act (in the case of an Issuer Free Writing Prospectus, to the extent required by Rule 433 under the Securities Act) and in accordance with Section 4(a) hereof; and all requests by the Commission for additional information shall have been complied with to the reasonable satisfaction of the Representatives.

(d)          Proskauer Rose LLP shall have furnished to the Underwriters its written opinions, as counsel to the Issuer and the Operating Partnership, and its negative assurance letter addressed to the Underwriters and dated the Closing Date, in form and substance satisfactory to the Underwriters.

(e)          Venable LLP shall have furnished to the Underwriters its written opinion, as Maryland counsel to the Issuer, addressed to the Underwriters and dated the Closing Date, in form and substance satisfactory to the Underwriters.

(f)          The Underwriters shall have received from Weil, Gotshal & Manges LLP, counsel for the Underwriters, such opinion or opinions and negative assurance letter, dated the Closing Date, with respect to the issuance and sale of the Offered Shares, the Registration Statement, the Time of Sale Information and the Prospectus and other related matters as the Underwriters may reasonably require, and the Issuer shall have furnished to such counsel such documents and information as such counsel reasonably requests for the purpose of enabling them to pass upon such matters.

(g)          At the time of execution of this Agreement, the Underwriters shall have received from:

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(i)          Grant Thornton LLP a letter, in form and substance satisfactory to the Underwriters, addressed to the Underwriters and dated the date hereof (x) confirming that they are independent public accountants with respect to the Issuer within the meaning of the Securities Act and the applicable rules and regulations adopted by the Commission and the Public Company Accounting Oversight Board and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission and (y) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Time of Sale Information, as of a date not more than three days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and (z) covering such other matters as are ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings.

(ii)         McGladrey LLP a letter, in form and substance satisfactory to the Underwriters, addressed to the Underwriters and dated the date hereof (x) confirming that they are independent public accountants with respect to CapLease, Inc. and its subsidiaries within the meaning of the Securities Act and the applicable rules and regulations adopted by the Commission and the Public Company Accounting Oversight Board and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission and (y) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Time of Sale Information, as of a date not more than three days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and (z) covering such other matters as are ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings.

(iii)        Deloitte & Touche LLP a letter, in form and substance satisfactory to the Underwriters, addressed to the Underwriters and dated the date hereof (x) confirming that they are independent public accountants with respect to Cole Real Estate Investments, Inc. and its subsidiaries within the meaning of the Securities Act and the applicable rules and regulations adopted by the Commission and the Public Company Accounting Oversight Board and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission and (y) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Time of Sale Information, as of a date not more than three days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and (z) covering such other matters as are ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings.

(h)          With respect to each of the letters of Grant Thornton LLP, McGladrey LLP and Deloitte & Touche LLP referred to in the preceding paragraph and delivered to the Underwriters concurrently with the execution of this Agreement (the “initial letter”), the Issuer shall have furnished to the Underwriters a “bring-down letter” of such accountants, addressed to the Underwriters and dated the Closing Date (i) confirming that they are independent public accountants with respect to the Issuer, CapLease, Inc., or Cole Real Estate Investments, Inc., as applicable, within the meaning of the Securities Act and the applicable rules and regulations adopted by the Commission and the Public Company Accounting Oversight Board and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the Closing Date (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in each of the Time of Sale Information or the Prospectus, as of a date not more than three days prior to the date of the Closing Date), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter, and (iii) confirming in all material respects the conclusions and findings set forth in the initial letter.

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(i)          Except as described in the Time of Sale Information and the Prospectus (exclusive of any amendment or supplement thereto), no event or condition of a type described in Section 2(t) shall have occurred or shall exist, which event or condition is not described in the Time of Sale Information and the Prospectus and the effect of which is, individually or in the aggregate, in the judgment of the Representatives, so material and adverse as to make it impracticable or inadvisable to proceed with the offering, sale or the delivery of the Offered Shares being delivered on the Closing Date on the terms and in the manner contemplated in the Time of Sale Information and the Prospectus.

(j)          The Issuer shall have furnished or caused to be furnished to the Underwriters dated as of the Closing Date a certificate of the chief executive officer or chief financial officer of the Issuer and one additional senior executive officer of the Issuer who is satisfactory to the Underwriters, as to such matters as the Representatives may reasonably request, including, without limitation, a statement:

(i)          That the representations, warranties and agreements of the Issuer and the Operating Partnership in Section 2 are true and correct on and as of the Closing Date, and each of the Issuer and the Operating Partnership has complied with all its agreements contained herein and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date;

(ii)         That they have examined the Registration Statement, the Time of Sale Information and the Prospectus, and, in their opinion, (A) the Registration Statement and the Time of Sale Information, as of the Time of Sale, and the Prospectus, as of its date and as of the Closing Date, did not and do not contain any untrue statement of a material fact and did not and do not omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading and (B) since the date of the Registration Statement, the Time of Sale Information and the Prospectus, no event has occurred which should have been set forth in a supplement or amendment to Registration Statement, the Time of Sale Information and the Prospectus; and

(iii)        To the effect of Section 5(c), Section 5(i) (provided that no representation with respect to the judgment of the Representatives need be made) and Section 5(k).

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(k)          Subsequent to the earlier of the Time of Sale and the execution and delivery of this Agreement there shall not have occurred any of the following: (i) downgrading shall have occurred in the rating accorded to the Issuer’s or Operating Partnership’s securities by any “nationally recognized statistical rating organization,” as that term is used by the Commission in Section 15E under the Exchange Act, or (ii) such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of Issuer’s or Operating Partnership’s securities.

(l)           The Issuer shall have executed and delivered the Officers’ Certificate, and the Underwriters shall have received an original copy thereof, duly executed by the Issuer.

(m)         Subsequent to the earlier of the Time of Sale and the execution and delivery of this Agreement there shall not have occurred any of the following: (i) (A) trading in securities generally on any securities exchange that has registered with the Commission under Section 6 of the Exchange Act (including the New York Stock Exchange, The NASDAQ Global Select Market, The NASDAQ Global Market or The NASDAQ Capital Market), or (B) trading in any securities of the Issuer on any exchange or in the over-the-counter market, shall have been suspended or materially limited or the settlement of such trading generally shall have been materially disrupted or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a general moratorium on commercial banking activities shall have been declared by federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States, or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions, including, without limitation, as a result of terrorist activities after the date hereof (or the effect of international conditions on the financial markets in the United States shall be such), or any other calamity or crisis either within or outside the United States, in each case, as to make it, in the judgment of the Representatives, impracticable or inadvisable to proceed with the offering, sale or delivery of the Offered Shares being delivered on the Closing Date on the terms and in the manner contemplated in the Time of Sale Information and the Prospectus or that, in the judgment of the Representatives, could materially and adversely affect the financial markets or the markets for the Offered Shares.

(n)          The “lock-up” agreements, each substantially in the form of Schedule IV-1 hereto, between you and certain officers and directors of the Issuer listed on Schedule IV-2 relating to sales and certain other dispositions of shares of Common Stock or certain other securities, delivered to you on or before the date hereof, shall be full force and effect on the Closing Date or Additional Closing Date, as the case may be.

(o)          The Issuer shall have furnished or caused to be furnished to the Underwriters dated as of the Time of Sale a certificate of the chief financial officer of the Issuer, as to such matters as the Representatives may reasonably request.

(p)          The Offered Shares shall have been approved for listing, subject to notice of issuance, by NASDAQ and reasonably satisfactory evidence of such approval shall have been provided to the Underwriters.

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(q)          On or prior to the Closing Date, the Issuer shall have furnished to the Underwriters such further certificates and documents as the Underwriters may reasonably request.

All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

6.            Indemnification and Contribution.

(a)          Indemnification of the Underwriters. The Issuer and the Operating Partnership, jointly and severally, agree to indemnify and hold harmless each Underwriter, its affiliates, agents, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, reasonable legal fees and other expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, not misleading, (ii) or any untrue statement or alleged untrue statement of a material fact contained in the Prospectus (or any amendment or supplement thereto), any materials or information provided to investors by, or with the approval of, the Issuer or the Operating Partnership in connection with the marketing of the offering of the Offered Shares (“Marketing Materials”), including any road show or investor presentation made to investors by the Issuer or the Operating Partnership (whether in person or electronically), any Issuer Free Writing Prospectus, any “issuer information” filed or required to be filed pursuant to Rule 433(d), any “road show” as defined in Rule 433(h) under the Securities Act (a “road show”) or any Time of Sale Information (including any Time of Sale Information that has subsequently been amended), or the information contained in the Form 8-K filed by the Issuer on May 21, 2014 (on or about 2:45 p.m. eastern time), which, for the avoidance of doubt, shall not constitute Marketing Materials or Time of Sale Information, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Underwriter furnished to the Issuer in writing by such Underwriter through the Representatives expressly for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (b) below.

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(b)          Indemnification of the Issuer. Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Issuer and the Operating Partnership, and their respective directors, officers who signed the Registration Statement and each person, if any, who controls the Issuer or the Operating Partnership, as applicable, within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in paragraph (a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Underwriter furnished to the Issuer in writing by such Underwriter through the Representatives expressly for use in the Registration Statement, the Prospectus (or any amendment or supplement thereto), any Marketing Materials, any Issuer Free Writing Prospectus, any road show or any Time of Sale Information (including any Time of Sale Information that has subsequently been amended), it being understood and agreed upon that the only such information furnished by any Underwriter consists of the following information in the Prospectus furnished on behalf of each Underwriter: the concession and reallowance figures appearing in the fifth paragraph of the section entitled “Underwriting.”

(c)          Notice and Procedures. If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to either paragraph (a) or (b) above, such person (the “Indemnified Person”) shall promptly notify the person against whom such indemnification may be sought (the “Indemnifying Person”) in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under paragraph (a) or (b) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under paragraph (a) or (b) above. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person (who shall not, without the consent of the Indemnified Person, be counsel to the Indemnifying Person) to represent the Indemnified Person in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding, as incurred. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interest between them. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to any local counsel) for all Indemnified Persons, and that all such fees and expenses shall be reasonable and documented and paid or reimbursed as they are incurred. Any such separate firm for any Underwriter, its affiliates, agents, directors and officers and any control persons of such Underwriter shall be designated in writing by the Representatives and any such separate firm for the Issuer, its directors, its officers who signed the Registration Statement and any control persons of the Issuer shall be designated in writing by the Issuer. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested that an Indemnifying Person reimburse the Indemnified Person for reasonable and documented fees and expenses of counsel as contemplated by this paragraph, the Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by the Indemnifying Person of such request and (ii) the Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (x) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

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(d)          Contribution. If the indemnification provided for in paragraphs (a) and (b) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Issuer, on the one hand, and the Underwriters, on the other, from the offering of the Offered Shares or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Issuer, on the one hand, and the Underwriters, on the other, in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Issuer, on the one hand, and the Underwriters, on the other, shall be deemed to be in the same respective proportions as the net proceeds (before deducting expenses) received by the Issuer from the sale of the Offered Shares and the total underwriting discounts and commissions received by the Underwriters in connection therewith, in each case as set forth in the table on the cover of the Prospectus, bear to the aggregate offering price of the Offered Shares. The relative fault of the Issuer, on the one hand, and the Underwriters, on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuer or by the Underwriters and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

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(e)          Limitation on Liability. The Issuer, the Operating Partnership and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 6 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with any such action or claim. Notwithstanding the provisions of this Section 6, in no event shall an Underwriter be required to contribute any amount in excess of the amount by which the total underwriting discounts and commissions received by such Underwriter with respect to the offering of the Offered Shares exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters’ obligations to contribute pursuant to this Section 6 are several in proportion to their respective purchase obligations hereunder and not joint.

(f)          Non-Exclusive Remedies. The remedies provided for in this Section 6 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Person at law or in equity.

7.           Defaulting Underwriters.

(a)          If, on the Closing Date, any Underwriter defaults in its obligations to purchase the Offered Shares that it has agreed to purchase under this Agreement, the remaining non-defaulting Underwriters may in their discretion arrange for the purchase of such Offered Shares by the non-defaulting Underwriters or other persons satisfactory to the Issuer on the terms contained in this Agreement. If, within 36 hours after any such default by any Underwriter, the non-defaulting Underwriters do not arrange for the purchase of such Offered Shares, then the Issuer shall be entitled to a further period of 36 hours within which to procure other persons satisfactory to the non-defaulting Underwriters to purchase such Offered Shares on such terms. In the event that within the respective prescribed periods, the non-defaulting Underwriters notify the Issuer that they have so arranged for the purchase of such Offered Shares, or the Issuer notifies the non-defaulting Underwriters that it has so arranged for the purchase of such Offered Shares, either the non-defaulting Underwriters or the Issuer may postpone the Closing Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Issuer or counsel for the Underwriters may be necessary in the Time of Sale Information, the Prospectus or in any other document or arrangement, and the Issuer agrees to promptly prepare any amendment or supplement to the Time of Sale Information or the Prospectus that effects any such changes. As used in this Agreement, the term “Underwriter” includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in Schedule I hereto that, pursuant to this Section 7, purchases Offered Shares that a defaulting Underwriter agreed but failed to purchase.

(b)          If, after giving effect to any arrangements for the purchase of the Offered Shares of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters and the Issuer as provided in paragraph (a) above, the total number of such Offered Shares that remains unpurchased does not exceed one-eleventh of the aggregate principal amount of all the Offered Shares, then the Issuer shall have the right to require each non-defaulting Underwriter to purchase the number of Offered Shares that such Underwriter agreed to purchase hereunder plus such Underwriter’s pro rata share (based on the number of Offered Shares that such Underwriter agreed to purchase hereunder) of the Offered Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made; provided that the non-defaulting Underwriters shall not be obligated to purchase more than 110% of the total number of Offered Shares that they agreed to purchase on the Closing Date pursuant to the terms of Section 1.

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(c)          If, after giving effect to any arrangements for the purchase of the Offered Shares of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters and the Issuer as provided in paragraph (a) above, the total number of such Offered Shares that remains unpurchased exceeds one-eleventh of the total number of all the Offered Shares, or if the Issuer shall not exercise the right described in paragraph (b) above, then this Agreement shall terminate without liability on the part of the non-defaulting Underwriters. Any termination of this Agreement pursuant to this Section 7 shall be without liability on the part of the Issuer, except that the Issuer will continue to be liable for the payment of expenses as set forth in Sections 4 and 9 and except that the provisions of Section 6 shall not terminate and shall remain in effect.

(d)          Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Issuer or any non-defaulting Underwriter for damages caused by its default.

8.           Termination. The obligations of the Underwriters hereunder may be terminated by the Underwriter by notice given to and received by the Issuer prior to delivery of and payment for the Offered Shares if, prior to that time, any of the events described in Sections 5(i), (k) or (m) shall have occurred or if the Underwriters shall decline to purchase the Offered Shares for any reason permitted under this Agreement.

9.           Reimbursement of Underwriters’ Expenses. If (a) the Issuer for any reason fails to tender the Offered Shares for delivery to the Underwriters, or (b) the Underwriters decline to purchase the Offered Shares for any reason permitted under this Agreement, the Issuer shall reimburse the Underwriters for all reasonable out-of-pocket expenses (including fees and disbursements of counsel for the Underwriters) incurred by the Underwriters in connection with this Agreement and the proposed purchase of the Offered Shares, and upon demand the Issuer shall pay the full amount thereof to the Underwriters. If this Agreement is terminated pursuant to Section 7 by reason of the default of one or more Underwriters, the Issuer shall not be obligated to reimburse any defaulting Underwriter on account of those expenses.

10.         Notices, etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

(a)          if to any Underwriters, shall be delivered or sent by hand delivery, mail, overnight courier or facsimile transmission to Merrill Lynch, Pierce, Fenner & Smith Incorporated, One Bryant Park, New York, NY 10036, Facsimile: (646) 855 3073, Attention: Syndicate Department with a copy to: Facsimile: (212) 230-8730, Attention: ECM Legal; Citigroup Global Markets Inc. General Counsel (Fax no.: (212) 816-7912) and confirmed to the General Counsel, Citigroup Global Markets Inc., at 388 Greenwich Street, New York, New York, 10013, Attention: General Counsel; Barclays Capital Inc., 745 Seventh Avenue, New York, New York 10019, Attention: Syndicate Registration (Fax: (646) 834-8133); ) J.P. Morgan Securities LLC, 383 Madison Avenue, New York, New York 10179, (fax: 212-622-8358), Attention: Equity Syndicate Desk; with a copy to Weil, Gotshal & Manges LLP, 767 Fifth Avenue, New York, New York 10153, Attention: Jennifer A. Bensch (Fax: (212) 310-8007);

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(b)          if to the Issuer or the Operating Partnership, shall be delivered or sent by mail, telex, overnight courier or facsimile transmission to American Realty Capital Properties, Inc., ARC Properties Operating Partnership, L.P., 405 Park Avenue, New York, New York 10022, Attention: Nicholas S. Schorsch and Lisa Beeson (Fax: (212) 421-5799), with a copy to Proskauer Rose LLP, Eleven Times Square, New York, New York 10036, Attention: Peter M. Fass (Fax: (212) 969-2900);

Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Issuer shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Underwriters by the Representatives.

11.         Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Issuer and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that the representations, warranties, indemnities and agreements of the Issuer contained in this Agreement shall also be deemed to be for the benefit of affiliates, directors, officers and employees of the Underwriters and each person or persons, if any, controlling any Underwriter within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 11, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

12.         Survival. The respective indemnities, rights of contribution, representations, warranties and agreements of the Issuer, the Operating Partnership and the Underwriters contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Offered Shares and shall remain in full force and effect, regardless of any termination of this Agreement or any investigation made by or on behalf of any of them or any person controlling any of them.

13.         Definition of the Terms “Business Day,” “Affiliate,” and “Subsidiary.” For purposes of this Agreement, (a) “business day” means any day on which the New York Stock Exchange, Inc. is open for trading, and (b) “affiliate” and “subsidiary” have the meanings set forth in Rule 405 under the Securities Act.

14.         Governing Law & Venue. This Agreement and any claim, controversy or dispute arising under or related to this Agreement shall be governed by and construed in accordance with the laws of the State of New York. The Issuer, the Operating Partnership and each of the Underwriters agree that any suit, action or proceeding arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in any State or U.S. federal court in The City of New York and County of New York, and waives any objection that such party may now or hereafter have to the laying of venue of any such proceeding, and irrevocably submits to the exclusive jurisdiction of such courts in any suit, action or proceeding.

15.         Waiver of Jury Trial. The Issuer, the Operating Partnership and each of the Underwriters hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

31

16.         No Fiduciary Duty. The Issuer and the Operating Partnership acknowledge and agree that in connection with this offering, or any other services the Underwriters may be deemed to be providing hereunder, notwithstanding any preexisting relationship, advisory or otherwise, between the parties or any oral representations or assurances previously or subsequently made by the Underwriters: (a) no fiduciary or agency relationship between the Issuer or the Operating Partnership and any other person, on the one hand, and the Underwriters, on the other, exists; (b) the Underwriters are not acting as advisors, expert or otherwise, to the Issuer, including, without limitation, with respect to the determination of the purchase price of the Offered Shares, and such relationship between the Issuer, on the one hand, and the Underwriters, on the other, is entirely and solely commercial, based on arms-length negotiations; (c) any duties and obligations that the Underwriters may have to the Issuer shall be limited to those duties and obligations specifically stated herein; (d) the Underwriters and their respective affiliates may have interests that differ from those of the Issuer; and (e) the Issuer and the Operating Partnership have consulted their own legal and financial advisors to the extent they deemed appropriate. The Issuer and the Operating Partnership hereby waive any claims that the Issuer or the Operating Partnership may have against the Underwriters with respect to any breach of fiduciary duty in connection with the Offered Shares.

17.         Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

18.         Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

[Signature Pages Follow]

32

If the foregoing correctly sets forth the agreement among the Issuer, the Operating Partnership, and the Underwriters, please indicate your acceptance in the space provided for that purpose below.

Very truly yours,

American Realty Capital Properties, Inc.

By	/s/ Lisa E. Beeson
Name: Lisa E. Beeson
Title: Chief Operating Officer

ARC Properties Operating Partnership, L.P.

	By:	American Realty Capital Properties, Inc., its general partner

By	/s/ Lisa E. Beeson
Name: Lisa E. Beeson
Title: Chief Operating Officer

[Signature Page to Purchase Agreement]

Accepted:

MERRILL LYNCH, PIERCE, FENNER & SMITH

INCORPORATED

CITIGROUP GLOBAL MARKETS INC.

BARCLAYS CAPITAL INC.

J.P. MORGAN SECURITIES LLC

As representatives of the several Underwriters

named in Schedule I hereto

By Merrill Lynch, Pierce, Fenner & Smith

Incorporated, as Authorized Representative

By	/s/ Christopher Djoganopoulos
Name: Christopher Djoganopoulos
Title: Managing Director

By Citigroup Global Markets Inc., as Authorized Representative

By	/s/ Auren Kule
Name: Auren Kule
Title: Director

By Barclays Capital Inc., as Authorized Representative

By	/s/ Victoria Hale
Name: Victoria Hale
Title: Vice President

By J.P. Morgan Securities LLC, as Authorized Representative

By	/s/ Karin E. Ross
Name: Karin E. Ross
Title: Executive Director

[Signature Page to Purchase Agreement]

SCHEDULE I

Underwriters	Number of Firm Shares to be Purchased
Merrill Lynch, Pierce, Fenner & Smith Incorporated	23,745,400
Citigroup Global Markets Inc.	19,388,780
Barclays Capital Inc.	10,370,770
J.P. Morgan Securities LLC	10,370,770
Capital One Securities, Inc.	10,370,770
Credit Suisse Securities (USA) LLC	10,370,770
Deutsche Bank Securities Inc.	10,370,770
Wells Fargo Securities, LLC	10,370,770
Robert W. Baird & Co. Incorporated	2,661,960
Ladenburg Thalmann & Co. Inc.	2,661,960
BMO Capital Markets Corp.	1,331,040
JMP Securities LLC	1,331,040
Janney Montgomery Scott LLC	1,331,040
Mizuho Securities USA Inc.	1,331,040
PNC Capital Markets LLC	1,331,040
Piper Jaffray & Co.	1,331,040
RBS Securities Inc.	1,331,040
Total	120,000,000

SCHEDULE II

Schedule of Free Writing Prospectuses included in the Prospectus

A. None

Pricing Information

Public Offering Price Per Share: $12.0000

Number of Firm Shares: 120,000,000

Number of Option Shares: 18,000,000

SCHEDULE III

LIST OF SUBSIDIARIES

Name

American Realty Capital Partners, LLC

ARC Income Properties III, LLC

ARC Properties Operating Partnership LP

ARCP CNL Funding 2000-A GP, LLC

ARCP CNL Net Lease Funding 2001 GP, LLC

ARCP Net Lease Funding 2005 GP, LLC

ARCP TRS Corp.

ARCP USRP Funding 2001-GP, LLC

American Realty Capital Centers Inc.

ARC Centers Operating Partnership, L.P.

CapLease Investment Management, LLC

Cole Capital Advisors, Inc.

Cole Capital Corporation

Cole Capital Partners, LLC

Cole Corporate Income Advisors II, LLC

Cole Corporate Income Advisors, LLC

Cole Credit Property Trust VI, Inc.

Cole Growth Opportunity Fund I GP, LLC

Cole Growth Opportunity Fund I, LP

Cole Real Estate Income Strategy (Daily NAV) Advisors, LLC

Cole Realty Advisors, LLC

Cole REIT Advisors II, LLC

Cole REIT Advisors III, LLC

Cole REIT Advisors IV, LLC

Cole REIT Advisors V, LLC

Cole REIT Advisors VI, LLC

Cole REIT Advisors, LLC

CREI Advisors, LLC

Desert Acquisition, Inc.

Equity Fund Advisors, Inc.

Equity Fund Advisors, Inc. 401(k) Plan

EVA LLC

Thunder Acquisition, LLC

Tiger Acquisition, LLC

Safari Acquisition, LLC

ARCP AAOCTNY001, LLC

ARCP FD Portfolio IX, LLC

Cole/MacFarlan JV Atlanta GA, LLC

CLF 10777 Clay Road LLC

CLF Ann Arbor LLC

CLF Ashland LLC

CLF Cane Run Louisville, LLC

CLF Cane Run Member, LLC

CLF Columbia LLC

CLF Cooper Franklin LLC

CLF Elysian Fields LLC

CLF Farinon San Antonio LLC

CLF Lakeside Richardson LLC

CLF Park Ten Houston LLC

CLF Pulco One LLC

CLF Pulco Two LLC

CLF Sierra LLC

CLF WAG Rosemead LLC

CLF Westbrook Malvern Business Trust

257 W. Genesee, LLC

ARC CAFEHLD001, LLC

ARC DDAKNOH001, LLC

ARC DDCNTMO001, LLC

ARC HWLVA001, LLC

ARC FDJCROH001, LLC

ARC FDLKVIN001, LLC

ARC HDMORAR001, LLC

ARC HRPBPCC01, LLC

ARCP Acquisitions, LLC

ARCP FD Portfolio IX, LLC

ARCP FEMGYNY01, LLC

ARCP DG Monticello KY, LLC

ARCP DG Palatka FL, LLC

ARCP DT Chiefland FL, LLC

ARCP FE Tulsa OK, LLC

ARCP HDMORAR001, LLC

ARCP ID Winfield KS, LLC

ARCP KC Davenport IA, LLC

ARCP MD Sherman TX, LLC

ARCP MT Albuquerque (San Mateo) NM, LLC

ARCP OFC Annadale NJ, LLC

ARCP OFC Colorado Springs CO, LLC

ARCP OFC Irving TX, LLC

ARCP QS Fredericksburg VA, LLC

ARCP TKGVLSC01, LLC

ARCP TS Farmington NM, LLC

ARCP TS Silver City NM, LLC

ARCP WY Kinston NC, LLC

Chandler Gateway SPE LLC

Cole AA Appleton WI, LLC

Cole AA Bedford IN, LLC

Cole AA Bethel OH, LLC

Cole AA Bonita Springs FL, LLC

Cole AA Brownstown MI, LLC

Cole AA Candler NC, LLC

Cole AA Canton OH, LLC

Cole AA Charlotte (Albemarle) NC, LLC

Cole AA Crestwood KY, LLC

Cole AA Dayton OH, LLC

Cole AA Deer Park TX, LLC

Cole AA Delaware OH, LLC

Cole AA Florence KY, LLC

Cole AA Frankfort KY, LLC

Cole AA Franklin IN, LLC

Cole AA Georgetown KY, LLC

Cole AA Grand Rapids MI, LLC

Cole AA Hillview KY, LLC

Cole AA Holland OH, LLC

Cole AA Houston (Aldine) TX, LLC

Cole AA Houston (Imperial) TX, LLC

Cole AA Houston (Wallisville) TX, LLC

Cole AA Howell MI, LLC

Cole AA Humble TX, LLC

Cole AA Huntsville TX, LLC

Cole AA Janesville WI, LLC

Cole AA Kingwood TX, LLC

Cole AA Lehigh Acres FL, LLC

Cole AA Lubbock TX, LLC

Cole AA Massillon OH, LLC

Cole AA Milwaukee WI, LLC

Cole AA Mishawaka IN, LLC

Cole AA Monroe MI, LLC

Cole AA Richmond IN, LLC

Cole AA Rock Hill SC, LLC

Cole AA Romulus MI, LLC

Cole AA Salem OH, LLC

Cole AA Sapulpa OK, LLC

Cole AA South Lyon MI, LLC

Cole AA Spring TX, LLC

Cole AA Starkville MS, LLC

Cole AA Sylvania OH, LLC

Cole AA Twinsburg OH, LLC

Cole AA Vermilion OH, LLC

Cole AA Washington Township MI, LLC

Cole AA Webster TX, LLC

Cole AB Abilene TX, LLC

Cole AB Albuquerque (Lomas Blvd) NM, LLC

Cole AB Albuquerque NM, LLC

Cole AB Alexandria LA, LLC

Cole AB Arlington TX, LLC

Cole AB Baton Rouge (College Dr) LA, LLC

Cole AB Baton Rouge (George O'Neal Rd) LA, LLC

Cole AB Baton Rouge LA, LLC

Cole AB Boosier City LA, LLC

Cole AB Clovis NM, LLC

Cole AB Denver CO, LLC

Cole AB Durango CO, LLC

Cole AB El Paso TX, LLC

Cole AB Farmington NM, LLC

Cole AB Fort Collins CO, LLC

Cole AB Fort Worth (Clifford) TX, LLC

Cole AB Fort Worth (Oakmont) TX, LLC

Cole AB Fort Worth (Sycamore School Rd) TX, LLC

Cole AB Fort Worth TX, LLC

Cole AB Lafayette LA, LLC

Cole AB Lake Havasu City AZ, LLC

Cole AB Las Cruces NM, LLC

Cole AB Los Lunas NM, LLC

Cole AB Mesa AZ, LLC

Cole AB Midland TX, LLC

Cole AB Odessa TX, LLC

Cole AB Phoenix AZ, LLC

Cole AB Scottsdale AZ, LLC

Cole AB Silver City NM, LLC

Cole AB Tucson (Grant Rd) AZ, LLC

Cole AB Tucson AZ, LLC

Cole AB Weatherford TX, LLC

Cole AB Yuma AZ, LLC

Cole AH Indianapolis IN, LLC

Cole AM St. Joseph MO, LLC

Cole AN Portfolio II, LLC

Cole AN Portfolio III, LLC

Cole AN Portfolio IV, LLC

Cole AN Portfolio V, LLC

Cole AN Portfolio VI, LLC

Cole AP Adrian MI, LLC

Cole AP Bartlett TN, LLC

Cole AP Chambersburg PA, LLC

Cole AP Elizabeth City NC, LLC

Cole AP Farmington MO, LLC

Cole AP Horn Lake MS, LLC

Cole AP Joplin MO, LLC

Cole AP Kalamazoo MI, LLC

Cole AP Lufkin TX, LLC

Cole AP Madisonville KY, LLC

Cole AP Marion IL, LLC

Cole AP Memphis TN, LLC

Cole AP Norton VA, LLC

Cole AP Owatonna MN, LLC

Cole AP Rolla MO, LLC

Cole AP Swansea IL, LLC

Cole AP Tyler TX, LLC

Cole AP Vincennes IN, LLC

Cole AP West Memphis AR, LLC

Cole AP Wytheville VA, LLC

Cole AS Austin TX, LLC

Cole AS Bossier City LA, LLC

Cole AS Fort Worth TX, LLC

Cole AS Killeen TX, LLC

Cole AS Laredo TX, LLC

Cole AS Montgomery AL, LLC

Cole AT Dallas TX, LLC

Cole AW Des Moines (Beaver) IA, LLC

Cole AW Des Moines (Fleur) IA, LLC

Cole AW Des Moines (Ingersoll) IA, LLC

Cole AW Johnston IA, LLC

Cole AZ Blanchester OH, LLC

Cole AZ Hamilton OH, LLC

Cole AZ Hartville OH, LLC

Cole AZ Hernando MS, LLC

Cole AZ Mount Orab OH, LLC

Cole AZ Nashville TN, LLC

Cole AZ Pearl River LA, LLC

Cole AZ Rapid City SD, LLC

Cole AZ Trenton OH, LLC

Cole AZ Yorkville IL, LLC

Cole BB Bourbonnais IL, LLC

Cole BB Coral Springs. LLC

Cole BB Indianapolis IN, LLC

Cole BB Kenosha WI, LLC

Cole BB Lakewood CO, LLC

Cole BB Marquette MI, LLC

Cole BB Montgomery AL, LLC

Cole BB Norton Shores MI, LLC

Cole BB Pineville NC, LLC

Cole BB Richmond IN, LLC

Cole BB Southaven MS, LLC

Cole BB Tupelo MS, LLC

Cole BF Portfolio, LLC

Cole BG Chester VA, LLC

Cole BJ Portfolio I, LLC

Cole BJ Portfolio II, LLC

Cole BL Greenwood SC, LLC

Cole BL Mt. Pleasant SC, LLC

Cole BN Alpharetta GA, LLC

Cole BN Anchorage AK, LLC

Cole BN Dallas TX, LLC

Cole BN Farmington Hills MI, LLC

Cole BN Maple Grove MN, LLC

Cole BN North Bay Village FL, LLC

Cole BN Schaumburg IL, LLC

Cole BN Stuart FL, LLC

Cole BN Wheeling IL, LLC

Cole BO Phoenix AZ, LLC

Cole BU Portfolio II, LLC

Cole C+ La Quinta CA, LLC

Cole CA Portfolio, LLC

Cole CB Abilene TX, LLC

Cole CB Bristol VA, LLC

Cole CB Columbus GA, LLC

Cole CB Fort Mill SC, LLC

Cole CB Greensboro NC, LLC

Cole CB Piedmont SC, LLC

Cole CB Rocky Mount NC, LLC

Cole CB San Antonio TX, LLC

Cole CB Sherman TX, LLC

Cole CB Waynesboro VA, LLC

Cole CCPT III Acquisitions, LLC

Cole CCPT III CMBS-BR Holdings, LLC

Cole CCPT III High Yield Holdings, LLC

Cole CCPT III Mezz Debt Holdings, LLC

Cole CE Pittsburgh PA, LLC

Cole CG Blair NE, LLC

Cole CH/MG Flanders NJ, LLC

Cole CH/MG Ramsey NJ, LLC

Cole CI Plano TX, LLC

Cole CM Austin TX, LLC

Cole CM Henderson NV, LLC

Cole CN Rochester MN, LLC

Cole CO Austin TX, LP

Cole CO Hurst TX, LP

Cole CO Pecan Park TX, LP

Cole CP Alpharetta GA, LLC

Cole CP Atlanta GA, LLC

Cole CP Grapevine TX, LLC

Cole CP Schaumburg IL, LLC

Cole CP Scottsdale AZ, LLC

Cole CT Bedford OH, LLC

Cole CT Modesto CA, LP

Cole CT Oklahoma City (Rockwell) OK, LLC

Cole CT Oklahoma City (Western) OK, LLC

Cole CU Arlington TX, LLC

Cole CV Anderson SC, LLC

Cole CV Athens GA, LLC

Cole CV Auburndale FL, LLC

Cole CV Bellevue OH, LLC

Cole CV Boca Raton (Yamato) FL, LLC

Cole CV Brazil IN, LLC

Cole CV Brownsville TX, LLC

Cole CV Cayce SC, LLC

Cole CV Charlotte NC, LLC

Cole CV Cherry Hill NJ, LLC

Cole CV Chicago IL, LLC

Cole CV City of Industry CA, LP

Cole CV Dolton IL, LLC

Cole CV Dover DE, LLC

Cole CV Duncanville TX, LP

Cole CV Eden NC, LLC

Cole CV Edinburg TX, LLC

Cole CV Edinburgh IN, LLC

Cole CV Edison NJ, LLC

Cole CV Evansville IN, LLC

Cole CV Fredericksburg VA, LLC

Cole CV Ft. Myers FL, LLC

Cole CV Gainesville TX, LLC

Cole CV Greenville SC, LLC

Cole CV Gulf Breeze FL, LLC

Cole CV Independence MO, LLC

Cole CV Jacksonville FL, LLC

Cole CV Kernersville NC, LLC

Cole CV Lago Vista TX, LP

Cole CV Lake Havasu AZ, LLC

Cole CV Lake Wales FL, LLC

Cole CV Lawrence KS, LLC

Cole CV Lawrenceville GA, LLC

Cole CV Lawrenceville NJ, LLC

Cole CV Liberty MO, LLC

Cole CV Lynchburg VA, LLC

Cole CV Madison Heights VA, LLC

Cole CV Madison NC, LLC

Cole CV Meridianville AL, LLC

Cole CV Mineola NY, LLC

Cole CV Minneapolis MN, LLC

Cole CV Moonville SC, LLC

Cole CV Naples FL, LLC

Cole CV New Port Richey FL, LLC

Cole CV Noblesville IN, LLC

Cole CV Oak Forest IL, LLC

Cole CV Oklahoma City OK, LLC

Cole CV Phoenix AZ, LLC

Cole CV Sherman TX, LLC

Cole CV Southaven (Goodman) MS, LLC

Cole CV Southaven MS, LLC

Cole CV Sparks NV, LLC

Cole CV St. Augustine FL (Tuscan), LLC

Cole CV The Village OK, LLC

Cole CV Tipton IN, LLC

Cole CV Titusville PA, LLC

Cole CV Warren OH, LLC

Cole CV Weaverville NC, LLC

Cole CV Whiteville NC, LLC

Cole CY Grand Prarie TX, LLC

Cole DC Newark OH, LLC

Cole DG Barnesville MN, LLC

Cole DG Broken Bow OK, LLC

Cole DG Butler AL, LLC

Cole DG Cade LA, LLC

Cole DG Childersburg AL, LLC

Cole DG Cullman (Hwy 157) AL, LLC

Cole DG Eagle Rock MO, LLC

Cole DG Edenton NC, LLC

Cole DG Ely MN, LLC

Cole DG Fairfield OH, LLC

Cole DG Frisco City AL, LLC

Cole DG Grambling LA, LLC

Cole DG Hartselle AL, LLC

Cole DG Headland AL, LLC

Cole DG Hendersonville NC, LLC

Cole DG Hicksville OH, LLC

Cole DG Lake Charles LA, LLC

Cole DG Lakeland FL, LLC

Cole DG Lowell OH, LLC

Cole DG Lubbock (FM 40) TX, LLC

Cole DG Lyerly GA, LLC

Cole DG Mobile (McVay) AL, LLC

Cole DG Morganton NC, LLC

Cole DG Mt. Vernon AL, LLC

Cole DG Ohatchee AL, LLC

Cole DG Orange TX, LLC

Cole DG Pemberville OH, LLC

Cole DG Phenix (Broad) AL, LLC

Cole DG Phenix City AL, LLC

Cole DG Pittsburg IL, LLC

Cole DG Ponca City OK, LLC

Cole DG Richland IN, LLC

Cole DG Richmond MN, LLC

Cole DG Sandusky OH, LLC

Cole DG Sullivan City TX, LLC

Cole DG Sylacauga AL, LLC

Cole DG Tahlequah OK, LLC

Cole DG Thibodaux LA, LLC

Cole DG Thomaston GA, LLC

Cole DG Toledo OH, LLC

Cole DG Troy AL, LLC

Cole DG Tyler TX, LLC

Cole DG Vance AL, LLC

Cole DG Vidor TX, LLC

Cole DG Wagoner OK, LLC

Cole DG West Plains MO, LLC

Cole DG Windsor MO, LLC

Cole DK Charleston SC, LLC

Cole DK Fort Gratiot MI, LLC

Cole DK Jackson TN, LLC

Cole DK Moore OK, LLC

Cole EK Hayes VA, LLC

Cole EK Murfreesboro TN, LLC

Cole EK Philadelphia PA, LLC

Cole EK Spartanburg SC, LLC

Cole EK Travelers Rest SC, LLC

Cole FD Portfolio I, LLC

Cole FD Portfolio II, LLC

Cole FD Portfolio III, LLC

Cole FD Portfolio IV, LLC

Cole FD Portfolio VII, LLC

Cole FD Portfolio VIII, LLC

Cole FE Beekmantown NY, LLC

Cole FE Bossier City LA, LLC

Cole FE Dublin VA, LLC

Cole FE Effingham IL, LLC

Cole FE Lafayette IN, LLC

Cole FE McComb MS, LLC

Cole FE Northwood OH, LLC

Cole FF Battle Creek MI, LLC

Cole FL Moyock NC, LLC

Cole FM Winston-Salem NC, LLC

Cole FS Englewood CO, LLC

Cole GC Akron OH, LLC

Cole GC Bakersfield CA, LLC

Cole GC Canton OH, LLC

Cole GC Cincinnati OH, LLC

Cole GC Clarksville IN, LLC

Cole GC Cleveland OH, LLC

Cole GC Dayton (Kingsridge) OH, LLC

Cole GC Dayton (Miller) OH, LLC

Cole GC Dayton OH, LLC

Cole GC Elyria OH, LLC

Cole GC Fairfield OH, LLC

Cole GC Grove City OH, LLC

Cole GC Independence MO, LLC

Cole GC Louisville KY, LLC

Cole GC Monroeville PA, LLC

Cole GC Northfield OH, LLC

Cole GC Ontario OH, LLC

Cole GC Richmond IN, LLC

Cole GC San Angelo TX, LLC

Cole GC Spring TX, LLC

Cole GC Springfield OH, LLC

Cole GC Toledo OH, LLC

Cole GE Columbus OH, LLC

Cole GE Gahanna OH Holdings, LLC

Cole GE Lancaster OH, LLC

Cole GG Broken Arrow OK, LLC

Cole GL Manistee MI, LLC

Cole GM Houston TX, LP

Cole GP CCPT I, LLC

Cole GP CCPT III, LLC

Cole GP CT Modesto CA, LLC

Cole GP CV City of Industry CA, LLC

Cole GP GM Houston TX, LLC

Cole GP ID Riverside CA, LLC

Cole GP LA Highland CA, LLC

Cole GP MT Folsom CA, LLC

Cole GP MT Merced CA, LLC

Cole GP MT Napa CA, LLC

Cole GP MT Redding CA, LLC

Cole GP MT West Covina CA, LLC

Cole GP MT Whittier CA, LLC

Cole GP OF Oceanside CA, LLC

Cole GP Texas City TX LO, LLC

Cole GP TS Dixon CA, LLC

Cole GP WG Lancaster CA, LLC

Cole GR Stockbridge GA, LLC

Cole GY Columbia SC, LLC

Cole GY Corpus Christi TX, LLC

Cole GY Cumming (Old Atlanta) GA, LLC

Cole GY Cumming GA, LLC

Cole HA Rural Hall NC, LLC

Cole HC Augusta GA, LLC

Cole HC Aurora IL, LLC

Cole HC Casselberry FL, LLC

Cole HC Creve Coeur MO, LLC

Cole HC Douglasville GA, LLC

Cole HC Ft. Wayne IN, LLC

Cole HC Glendale Heights IL, LLC

Cole HC Laurinburg NC, LLC (Not Used)

Cole HC Lawrenceville NJ, LLC

Cole HC Mishawaka IN, LLC

Cole HC New Lenox IL, LLC

Cole HC Phoenix AZ, LLC

Cole HC Plainfield IL, LLC

Cole HC Sanford FL, LLC

Cole HC Willow Grove PA, LLC

Cole HD Evans GA, LLC

Cole HD Las Vegas NV, LLC

Cole HD Odessa TX, LLC

Cole HD San Diego CA, LP

Cole HD Slidell LA, LLC

Cole HD Tolleson AZ, LLC

Cole HD Tucson AZ, LLC

Cole HD Winchester VA II, LLC

Cole HD Winchester VA, LLC

Cole HG Cabot AR, LLC

Cole HG Haskell AR, LLC

Cole HG Hot Springs (Central) AR, LLC

Cole HG Hot Springs AR, LLC

Cole HG Poplar Bluff MO, LLC

Cole HG Searcy AR, LLC

Cole HG West Fork AR, LLC

Cole HH Chesterfield MO, LLC

Cole HH Joliet IL, LLC

Cole HH Merrillville IN, LLC

Cole HH North Charleston SC, LLC

Cole HH North Fayette PA, LLC

Cole HL Avon IN, LLC

Cole HL Columbia TN, LLC

Cole HL Concord NC, LLC

Cole HL Logan UT, LLC

Cole HN Buffalo NY, LLC

Cole HT Durham NC, LLC

Cole ID Charleston TN, LLC

Cole ID Chattanooga TN, LLC

Cole ID Milton PA, LLC

Cole ID Riverside CA, LP

Cole ID West Columbia SC, LLC

Cole IG Katy TX, LLC

Cole IO Belfast ME, LLC

Cole IO Bethel ME, LLC

Cole IO Boothbay Harbor ME, LLC

Cole IO Caribou ME, LLC

Cole IO Conway NH, LLC

Cole IO Dover NH, LLC

Cole IO Fort Kent ME, LLC

Cole IO Kennebunk ME, LLC

Cole IO Lincoln ME, LLC

Cole IO Orono ME, LLC

Cole IO Rochester NH, LLC

Cole IO Rutland VT, LLC

Cole IO Saco ME, LLC

Cole IO Skowhegan ME, LLC

Cole IO West Dummerston VT, LLC

Cole IO Westminster VT, LLC

Cole JO Shakopee MN, LLC

Cole KG Sloan IA, LLC

Cole KG Story City IA, LLC

Cole KG Tipton IA, LLC

Cole KG West Branch IA, LLC

Cole KO Brownsville TX, LLC

Cole KO Burnsville MN, LLC

Cole KO Columbia SC, LLC

Cole KO Fort Dodge IA, LLC

Cole KO McAllen TX, LLC

Cole KO Monroe MI, LLC

Cole KO Monrovia CA, LP

Cole KO Onalaska WI, LLC

Cole KO Palm Coast FL, LLC

Cole KO Rancho Cordova CA, LP

Cole KO Rice Lake WI (JV), LLC

Cole KO Rice Lake WI, LLC

Cole KO Saginaw MI, LLC

Cole KO Salina KS, LLC

Cole KO Spartanburg SC, LLC

Cole KO Tavares FL, LLC

Cole KR Wilmington NC, LLC

Cole LA Avondale AZ, LLC

Cole LA Broadview IL, LLC

Cole LA Carmel IN, LLC

Cole LA Dallas TX, LLC

Cole LA Denton TX, LLC

Cole LA Duncanville TX, LLC

Cole LA Easton PA, LLC

Cole LA Edmond OK, LLC

Cole LA Glendale AZ, LLC

Cole LA Highland CA, LP

Cole LA Indianapolis IN, LLC

Cole LA Marana AZ (JV), LLC

Cole LA Marana AZ, LLC

Cole LA Oakdale MN, LLC

Cole LA Oswego IL, LLC

Cole LA Spring TX, LLC

Cole LO Benton Harbor MI, LLC

Cole LO Burlington IA, LLC

Cole LO Columbia SC, LLC

Cole LO Denver CO, LLC

Cole LO Florence KY, LLC

Cole LO Jonesboro AR, LLC

Cole LO Kansas City MO, LLC

Cole LO Miamisburg OH, LLC

Cole LO Sanford ME, LLC

Cole LO Texas City TX, LP

Cole LO Ticonderoga NY, LLC

Cole MD Waco TX, LLC

Cole MezzCo CCPT I, LLC

Cole MezzCo CCPT III, LLC

Cole MF Fairview Heights IL, LLC

Cole MF Garden City ID, LLC

Cole MF Goshen IN, LLC

Cole MF Melbourne FL, LLC

Cole MG/OB Mt. Laurel NJ, LLC

Cole MG/OB W. Windsor NJ, LLC

Cole MI Lafayette LA, LLC

Cole MIT Vero Beach FL, LLC

Cole MM Saint Charles MO, LLC

Cole MP PM Portfolio, LLC

Cole MT Anchorage AK, LLC

Cole MT Anderson SC, LLC

Cole MT Austin TX, LLC

Cole MT Bartlett IL, LLC

Cole MT Bellview FL, LLC

Cole MT Bethlehem GA (JV), LLC

Cole MT Bismarck ND, LLC

Cole MT Bowling Green OH, LLC

Cole MT Brunswick GA, LLC

Cole MT Burleson TX, LLC

Cole MT Cedar Hill TX, LLC

Cole MT Chandler (Festival) AZ, LLC

Cole MT Chandler (Gateway) AZ, LLC

Cole MT Chandler (Village) AZ, LLC

Cole MT Chesterfield MI (JV), LLC

Cole MT Chicago (Kingsbury) IL, LLC

Cole MT Chicago IL, LLC

Cole MT Cincinnati OH, LLC

Cole MT Cleveland TN, LLC

Cole MT Daytona Beach FL, LLC

Cole MT East Point GA, LLC

Cole MT Evans GA, LLC

Cole MT Flagstaff AZ, LLC

Cole MT Flowery Branch GA, LLC

Cole MT Folsom CA, LP

Cole MT Fort Myers FL, LLC

Cole MT Fort Worth TX, LLC

Cole MT Gainesville GA, LLC

Cole MT Gilbert (San Tan) AZ, LLC

Cole MT Greenville SC, LLC

Cole MT Highland Ranch CO, LLC

Cole MT Hixson TN, LLC

Cole MT Homosassa FL, LLC

Cole MT Houston TX, LLC

Cole MT Humble TX, LLC

Cole MT Huntsville AL, LLC

Cole MT Killeen TX, LLC

Cole MT Kingman AZ, LLC

Cole MT Kyle TX, LLC

Cole MT Lake Charles LA, LLC

Cole MT Lake Worth FL, LLC

Cole MT Lakewood CO, LLC

Cole MT Las Vegas NV, LLC

Cole MT Lenexa KS, LLC

Cole MT Lewis Center OH, LLC

Cole MT Lubbock TX, LLC

Cole MT Melrose Park IL, LLC

Cole MT Merced CA, LP

Cole MT Millsboro DE, LLC

Cole MT Mishawaka IN, LLC

Cole MT Monroe MI, LLC

Cole MT Napa CA, LP

Cole MT Northpoint (Cape Coral) FL, LLC

Cole MT Northport AL, LLC

Cole MT Northville MI, LLC

Cole MT Oswego IL, LLC

Cole MT Oxford AL, LLC

Cole MT Pace FL, LLC

Cole MT Panama City Beach FL, LLC

Cole MT Parma OH, LLC

Cole MT Pensacola (Cordova) FL, LLC

Cole MT Pensacola (Tradewinds) FL, LLC

Cole MT Port Arthur TX, LLC

Cole MT Prescott AZ, LLC

Cole MT Queen Creek AZ, LLC

Cole MT Redding CA, LP

Cole MT Reno NV, LLC

Cole MT Richmond VA, LLC

Cole MT Ringgold GA, LLC

Cole MT Rogers MN, LLC

Cole MT Roswell GA, LLC

Cole MT San Marcos TX, LLC

Cole MT Sherwood AR, LLC

Cole MT South Bend IN, LLC

Cole MT South Elgin IL (JV), LLC

Cole MT Spring Hill FL, LLC

Cole MT ST. Augustine FL, LLC

Cole MT Sunset Valley TX, LLC

Cole MT Tucson AZ, LLC

Cole MT Uniontown PA, LLC

Cole MT Utica MI, LLC

Cole MT Vero Beach FL, LLC

Cole MT Virginia Beach VA, LLC

Cole MT Wake Forest NC, LLC

Cole MT Warner Robins GA, LLC

Cole MT Waterbury CT, LLC

Cole MT Wauwatosa WI, LLC

Cole MT West Covina CA, LP

Cole MT Whittier CA, LP

Cole MT Winchester VA, LLC

Cole MT Woodstock GA, LLC

Cole NB Nashville TN, LLC

Cole NFR JV Hillsboro OR, LLC

Cole NG Salem OR, LLC

Cole NT Ocala FL, LLC

Cole OB Alpharetta GA, LLC

Cole OB Auburn Hills MI, LLC

Cole OB Buford GA, LLC

Cole OB Burleson TX, LLC

Cole OB College Station TX, LLC

Cole OB Columbus OH, LLC

Cole OB Concord Mills NC, LLC

Cole OB Denton TX, LLC

Cole OB DeSoto TX, LLC

Cole OB Ft. Worth TX, LLC

Cole OB Garland TX, LLC

Cole OB Kansas City MO, LLC

Cole OB Lee's Summit MO, LLC

Cole OB Lubbock TX, LLC

Cole OB Mesa AZ, LLC

Cole OB Naperville IL, LLC

Cole OB Novi MI, LLc

Cole OB Oklahoma City OK, LLC

Cole OB Peoria AZ, LLC

Cole OB Rockwall TX, LLC

Cole OB Rogers AR, LLC

Cole OB Tulsa OK, LLC

Cole OB W. Springfield MA, LLC

Cole OB Woodbridge VA, LLC

Cole OD Alvin TX, LLC

Cole OD Benton Harbor MI, LLC

Cole OD Corsicana TX, LLC

Cole OD Houston TX, LLC

Cole OD Mobile AL, LLC

Cole OF Atlanta (JV), LLC

Cole OF Bedford MA, LLC

Cole OF Bradenton FL, LLC

Cole OF Duluth GA, LLC

Cole OF Glenview IL, LLC

Cole OF Grand Rapids MI, LLC

Cole OF Hopewell Township NJ, LLC

Cole OF Kennesaw GA, LLC

Cole OF Lincoln NE, LLC

Cole OF Lincolnshire IL, LLC

Cole OF Nashville TN, LLC

Cole OF Oceanside CA, LP

Cole OF Oklahoma City OK, LLC

Cole OF Parsippany NJ, LLC

Cole OF Phoenix AZ II, LLC

Cole OF Phoenix AZ, LLC

Cole OF Plano (Legacy) TX, LLC

Cole OF Plano TX, LLC

Cole OF Pleasanton CA (JV), LLC

Cole OF Urbana MD, LLC

Cole OFC Baton Rouge LA, LLC

Cole OFC Omaha NE, LLC

Cole Operating Partnership I, LP

Cole OR Breaux Bridge LA, LLC

Cole OR Central LA, LLC

Cole OR Christiansburg VA, LLC

Cole OR Highlands TX, LLC

Cole OR Houston TX, LLC

Cole OR Laplace LA, LLC

Cole OR Louisville KY, LLC

Cole OR New Roads LA, LLC

Cole OR Ravenna OH, LLC

Cole OR San Antonio TX, LLC

Cole OR Willard OH, LLC

Cole OU Portfolio, LLC

Cole PC Dardenne Prairie MO, LLC

Cole PI Victoria TX, LLC

Cole PLS Portfolio, LLC

Cole PM Bellingham WA, LLC

Cole PM Parma OH, LLC

Cole PM Phoenix AZ, LLC

Cole PX Mountain Brook AL, LLC

Cole RA Bangor ME, LLC

Cole RA Buxton ME II, LLC

Cole RA Cheektowaga NY, LLC

Cole RA Memphis TN, LLC

Cole RA St. Mary's OH, LLC

Cole RA Warren OH, LLC

Cole RA Wheelersburg OH, LLC

Cole RD Winnebago IL, LLC

Cole REIT III Operating Partnership, LP

Cole RT Atlanta GA, LLC

Cole RT Belleview FL, LLC

Cole RT Bessemer AL, LLC

Cole RT Denton TX, LLC

Cole RT Houston (Kuykendahl) TX, LLC

Cole RT Houston TX, LLC

Cole RT Jacksonville FL, LLC

Cole RT Leesburg FL, LLC

Cole RT Mobile AL, LLC

Cole SC Colorado Springs CO, LLC

Cole SC Douglasville GA, LLC

Cole SC Hoover AL, LLC

Cole SH L-Anse MI, LLC

Cole SR Centennial CO, LLC

Cole SS Stamford CT, LLC

Cole ST Helena MT, LLC

Cole ST Houston TX, LLC

Cole ST Iowa City IA, LLC

Cole ST Pensacola FL, LLC

Cole SU Merritt Island (1760 Merritt) FL, LLC

Cole SW Angola IN, LLC

Cole SW Ashtabula OH, LLC

Cole SW Boardman OH, LLC

Cole SW Muskegon MI, LLC

Cole TH Bloomington IL, LLC

Cole TH Clarksville IN, LLC

Cole TH Ediburgh IN, LLC

Cole TH Evansville (Rosenberger) IN, LLC

Cole TH Evansville IN, LLC

Cole TH Franklin Park IL, LLC

Cole TH Galloway OH, LLC

Cole TH Henderson (Green) KY, LLC

Cole TH Henderson KY, LLC

Cole TH Jeffersonville IN, LLC

Cole TH Joliet IL, LLC

Cole TH Louisville KY, LLC

Cole TH Oaklawn IL, LLC

Cole TH Ottawa IL, LLC

Cole TH Plainfield IL, LLC

Cole TH Roselle IL, LLC

Cole TH Shelbyville KY, LLC

Cole TH South Elgin IL, LLC

Cole TH Springfield IL, LLC

Cole TH Summit IL, LLC

Cole TH Terre Haute IN, LLC

Cole TH Waukegan IL, LLC

Cole TH Westmont IL, LLC

Cole TK Auburndale FL, LLC

Cole TP Portfolio (JV), LLC

Cole TR Lexington KY, LLC

Cole TR Sarasota FL, LLC

Cole TS Alamagordo NM, LLC

Cole TS Alton IL, LLC

Cole TS Auburn CA, LLC

Cole TS Augusta ME, LLC

Cole TS Bainbridge GA, LLC

Cole TS Ballinger TX, LLC

Cole TS Belchertown MA, LLC

Cole TS Chickasha OK, LLC

Cole TS Columbia SC, LLC

Cole TS Del Rio TX, LLC

Cole TS Dixon CA, LP

Cole TS Edinburg TX, LLC

Cole TS Franklin NC, LLC

Cole TS Gibsonia PA, LLC

Cole TS Glasgow KY, LLC

Cole TS Glenpool OK, LLC

Cole TS Gloucester NJ, LLC

Cole TS Grayson KY, LLC

Cole TS Hamilton OH, LLC

Cole TS Irmo SC, LLC

Cole TS Jackson CA, LLC

Cole TS Jefferson City MO, LLC

Cole TS Jonesville MI, LLC

Cole TS Kenedy TX, LLC

Cole TS Lawrence KS, LLC

Cole TS Little Rock AR, LLC

Cole TS Macedon NY, LLC

Cole TS Middletown DE, LLC

Cole TS Mishawaka IN, LLC

Cole TS Murphy NC, LLC

Cole TS Nixa MO, LLC

Cole TS Paducah KY, LLC

Cole TS Pearsall TX, LLC

Cole TS Rincon GA, LLC

Cole TS Roswell NM, LLC

Cole TS Sedalia MO, LLC

Cole TS Sellersburg IN, LLC

Cole TS Southwick MA, LLC

Cole TS St. John IN, LLC

Cole TS Stillwater OK, LLC

Cole TS Summerdale AL

Cole TS Topeka KS, LLC

Cole TS Troy MO, LLC

Cole TS Tuscaloosa AL, LLC

Cole TS Union MO, LLC

Cole TS Wauseon OH, LLC

Cole TS Woodstock VA, LLC

Cole TT Austin TX, LLC

Cole TT Downingtown PA, LLC

Cole TY Coral Springs FL, LLC

Cole UB Fayetteville NC, LLC

Cole UL Fort Gratiot MI, LLC

Cole UL Jackson TN, LLC

Cole UL Jonesboro AR, LLC

Cole VG Atlanta GA, LLC

Cole VL San Marcos TX, LLC

Cole VS Andrews TX, LLC

Cole VS Brady TX, LLC

Cole VS Brownsville (Anacua) TX, LLC

Cole VS Carrizo Springs TX, LLC

Cole VS Corpus Christi (Everhart) TX, LLC

Cole VS Corpus Christi (Padre Island) TX, LLC

Cole VS Corpus Christi TX, LLC

Cole VS Eagle Pass TX, LLC

Cole VS Edinburg (Highway 107) TX, LLC

Cole VS Edinburg (Raul Longoria) TX, LLC

Cole VS Edinburg TX, LLC

Cole VS Fort Stockton TX, LLC

Cole VS Haskell TX, LLC

Cole VS Houston TX, LLC

Cole VS La Feria TX, LLC

Cole VS Laredo (La Pita Mangana) TX, LLC

Cole VS Laredo TX, LLC

Cole VS Midland (Rankin) TX, LLC

Cole VS Mission (Highway 83) TX, LLC

Cole VS Odessa (Kermit) TX, LLC

Cole VS Odessa TX, LLC

Cole VS Palmhurst TX, LLC

Cole VS Pharr TX, LLC

Cole VS Portales NM, LLC

Cole VS Rio Hondo TX, LLC

Cole VS San Angelo (Sherwood) TX, LLC

Cole VS San Angelo TX, LLC

Cole VS San Benito TX, LLC

Cole Waterside Chesterfield MI, LLC

Cole WE Anchorage AK, LLC

Cole WE Ft. Lauderdale FL, LLC

Cole WE Harrison Township MI, LLC

Cole WF Hillsboro OR (JV), LLC

Cole WF Hinsdale IL, LLC

Cole WG Albuquerque (101 Coors) NM, LLC

Cole WG Anthony TX, LLC

Cole WG Appleton (Northland Avenue) WI, LLC

Cole WG Appleton WI, LLC

Cole WG Augusta ME, LLC

Cole WG Bartlett (St. Elmo) TN, LLC

Cole WG Baytown TX, LLC

Cole WG Beloit WI, LLC

Cole WG Birmingham AL, LLC

Cole WG Boulder CO, LLC

Cole WG Brooklyn Park MD, LLC

Cole WG Brownwood TX, LLC

Cole WG Cahokia IL, LLC

Cole WG Cape Carteret NC, LLC

Cole WG Chicago (N. Canfield) IL, LLC

Cole WG Chicago (W. 79th Street) IL, LLC

Cole WG Chickasha OK, LLC

Cole WG Clarkston MI, LLC

Cole WG Cleveland (Clark) OH, LLC

Cole WG Cleveland OH, LLC

Cole WG Columbus (New Albany) OH, LLC

Cole WG Country Club Hills MO, LLC

Cole WG Decatur GA, LLC

Cole WG Denton TX, LLC

Cole WG Dubuque IA, LLC

Cole WG Durham (Highway 54) NC, LLC

Cole WG Durham NC, LLC

Cole WG Edmond OK, LLC

Cole WG Fayetteville NC, LLC

Cole WG Fort Mill SC, LLC

Cole WG Framingham MA, LLC

Cole WG Fredericksburg VA, LLC

Cole WG Goose Creek SC, LLC

Cole WG Grand Junction CO, LLC

Cole WG Grayson GA, LLC

Cole WG Greenville NC, LLC

Cole WG Houston TX, LLC

Cole WG Houston TX, LP

Cole WG Hutchinson KS, LLC

Cole WG Independence MO, LLC

Cole WG Indianapolis IN, LLC

Cole WG Janesville (West Court) WI, LLC

Cole WG Janesville WI, LLC

Cole WG Kingman AZ, LLC

Cole WG LaCrosse WI, LLC

Cole WG Lafayette IN, LLC

Cole WG Lancaster CA, LP

Cole WG Lancaster SC, LLC

Cole WG Laurinburg NC, LLC

Cole WG Lawrence KS, LLC

Cole WG Leland NC, LLC

Cole WG Liberty Township OH, LLC

Cole WG Lockport NY, LLC

Cole WG Loves Park IL, LLC

Cole WG Machesney Park IL, LLC

Cole WG Madisonville KY, LLC

Cole WG Matteson IL, LLC

Cole WG Medina OH, LLC

Cole WG Muscatine IA, LLC

Cole WG North Mankato MN, LLC

Cole WG North Platte NE, LLC

Cole WG Omaha NE, LLC

Cole WG Papillion NE, LLC

Cole WG Pueblo CO, LLC

Cole WG Roanoke VA, LLC

Cole WG Rocky Mount NC, LLC

Cole WG South Bend (Ironwood) IN, LLC

Cole WG South Bend IN, LLC

Cole WG South Elgin IL, LLC

Cole WG South Yale Avenue (Tulsa) OK, LLC

Cole WG Spearfish SD, LLC

Cole WG Springdale AR, LLC

Cole WG St. Charles IL, LLC

Cole WG Stillwater OK, LLC

Cole WG Tucson (Harrison) AZ, LLC

Cole WG Tucson AZ, LLC

Cole WG Twin Falls ID, LLC

Cole WG Union City GA, LLC

Cole WG Warner Robins GA, LLC

Cole WG Watertown NY, LLC

Cole WG Wichita KS, LLC

Cole WG Wilmington NC, LLC

Cole WG Xenia OH, LLC

Cole WM Albuquerque NM. LLC

Cole WM Cary NC, LLC

Cole WM Douglasville GA, LLC

Cole WM Lancaster SC, LLC

Cole WM Oneida TN, LLC

Cole WM Pueblo CO, LLC

Cole WM Valdosta GA, LLC

Cole WW Gap PA, LLC

Cole WW Portsmouth VA, LLC

Cole WY Portfolio IN I, LLC

Cole WY Portfolio IN II, LLC

Cole WY Portfolio NV, LLC

Cole WY Portfolio TX, LLC

Cole WY Portfolio WA, LLC

Cole XP Schaumburg IL, LLC

Columbus Giant II LLC

CRI REIT I, LLC

Fairlane Allen Park MI, LLC

Glynn Isles GA, LLC

MC South Elgin, LLC

MT Saginaw MI (East), LLC

MT Saginaw MI, LLC

Series C, LLC

SS Cranston RI, LLC

ARC AAABNIN001, LLC

ARC AAABYGA001, LLC

ARC AAATNTX001, LLC

ARC AABBVKY001, LLC

ARC AABDNKY001, LLC

ARC AABHMAL001, LLC

ARC AABHMAL002, LLC

ARC AABNBKY001, LLC

ARC AACFDSC001, LLC

ARC AACLNIN001, LLC

ARC AACLRAL001, LLC

ARC AACMBPA001, LLC

ARC AACPNSC001, LLC

ARC AACROGA001, LLC

ARC AADTNAL001, LLC

ARC AAEDNNC001, LLC

ARC AAEPSAL001, LLC

ARC AAETNOH001, LLC

ARC AAFLNOH001, LLC

ARC AAFTAWI001, LLC

ARC AAFTWIN001, LLC

ARC AAGFSNC001, LLC

ARC AAGWDSC001, LLC

ARC AAHNBKY001, LLC

ARC AAHUSTX003, LLC

ARC AAHVLGA001, LLC

ARC AAHZHGA001, LLC

ARC AAINZKY001, LLC

ARC AAKNAWI001, LLL

ARC AALBYKY001, LLC

ARC AALFDKY001, LLC

ARC AALWDNJ001, LLC

ARC AAMSEMI001, LLC

ARC AAOKAAL001, LLC

ARC AAOKCOK001, LLC

ARC AAPRYGA001, LLC

ARC AAPSDTX001, LLC

ARC AARMTNC001, LLC

ARC AARYNLA001, LLC

ARC AASLGPA001, LLC

ARC AASMSWV001, LLC

ARC AASNAKS001, LLC

ARC AASPDOH001, LLC

ARC AASWRTN001, LLC

ARC AATPLMSOO1, LLC

ARC AATVLGA001, LLC

ARC AATVLPA001, LLC

ARC AAVWTOH001, LLC

ARC AAWBYNJ001, LLC

ARC AAWRNOH001, LLC

ARC ABLVLKY001, LLC

ARC ACAWBWI001, LLC

ARC ACLSHIL001, LLC

ARC AFTWIN002, LLC

ARC AMAHBCA001, LLC

ARC ARGWDMS001, LLC

ARC ASDTNGA001, LLC

ARC ASFVLAR001, LLC

ARC ASMBLAL001, LLC

ARC AZCGOIL001, LLC

ARC BBSTNCA001, ,LLC

ARC BFKSCMO001,LLC

ARC BJBNENC001, LLC

ARC BJBSCNC001, LLC

ARC BJCPNSC001, LLC

ARC BJCTNSC001, LLC

ARC BJDBNNC001, LLC

ARC BJFNISC001, LLC

ARC BJGWDSC001, LLC

ARC BJITLNC001, LLC

ARC BJMGNNC001, LLC

ARC BJMKCSC001, LLC

ARC BJRRDNC001, LLC

ARC BJSPTNC001, LLC

ARC BJTMNNC001, LLC

ARC BJWDRGA001, LLC

ARC BJWTBSC001, LLC

ARC BOLLSNM001, LLC

ARC BWNCNOH001, LLC

ARC CAFEUSA001, LLC

ARC CBALPPA001, LLC

ARC CBALYPA001, LLC

ARC CBAQAPA001, LLC

ARC CBATAPA001, LLC

ARC CBBFDOH001, LLC

ARC CBBMNGA001, LLC

ARC CBBRFPA001, LLC

ARC CBBSNGA001, LLC

ARC CBBTLPA001, LLC

ARC CBCCGIL001, LLC

ARC CBCGHIL001, LLC

ARC CBCLEPA001, LLC

ARC CBCNGPA001, LLC

ARC CBCPHPA001, LLC

ARC CBCTCIL001, LLC

ARC CBCTNRI001, LLC

ARC CBCTRCT001, LLC

ARC CBCVNRI001, LLC

ARC CBDCRMA001, LLC

ARC CBDLBPA001, LLC

ARC CBDLSPA001, LLC

ARC CBDRRCT001, LLC

ARC CBDXHPA001, LLC

ARC CBEGCRI001, LLC

ARC CBEHNCT001, LLC

ARC CBELMCT001, LLC

ARC CBEPRVA001, LLC

ARC CBEREPA001, LLC

ARC CBFDCPA001, LLC

ARC CBFLNOH001, LLC

ARC CBFMNMI001, LLC

ARC CBGBGPA001, LLC

ARC CBGCYPA001, LLC

ARC CBGCYPA002, LLC

ARC CBGSDPA001, LLC

ARC CBHBGPA001, LLC

ARC CBHDNNJ001, LLC

ARC CBHMNCT001, LLC

ARC CBHSPPA001, LLC

ARC CBHSTPA001, LLC

ARC CBHTNPA001, LLC

ARC CBJTNRI001, LLC

ARC CBKNENH001, LLC

ARC CBKNGPA001, LLC

ARC CBKSNPA001, LLC

ARC CBKZNPA001, LLC

ARC CBLBLPA001, LLC

ARC CBLCRPA001, LLC

ARC CBLCRPA002, LLC

ARC CBLDLMA001, LLC

ARC CBLTBPA001, LLC

ARC CBLTZPA001, LLC

ARC CBLWSDE001, LLC

ARC CBMBGPA001, LLC

ARC CBMBNNC001, LLC

ARC CBMBYVT001, LLC

ARC CBMCRNH001, LLC

ARC CBMCRNH002, LLC

ARC CBMCRPA001, LLC

ARC CBMDFMA001, LLC

ARC CBMDNMA001, LLC

ARC CBMDNMA002, LLC

ARC CBMFDPA001, LLC

ARC CBMHLPA001, LLC

ARC CBMLNNJ001, LLC

ARC CBMRSPA001, LLC

ARC CBMTLPA001, LLC

ARC CBMTNMA001, LLC

ARC CBMTPPA001, LLC

ARC CBNBDMA001, LLC

ARC CBNPRRI001, LLC

ARC CBNPRRI002, LLC

ARC CBNSNPA001, LLC

ARC CBOCYPA001, LLC

ARC CBOFSIL001, LLC

ARC CBOHLIL001, LLC

ARC CBOMTPA001, LLC

ARC CBOSPNH001, LLC

ARC CBPBGPA001, LLC

ARC CBPBGPA002, LLC

ARC CBPBGPA003, LLC

ARC CBPBGPA004, LLC

ARC CBPBGPA005, LLC

ARC CBPBGPA006, LLC

ARC CBPBGPA007, LLC

ARC CBPBGPA008, LLC

ARC CBPBGPA009, LLC

ARC CBPBGPA010, LLC

ARC CBPBGPA011, LLC

ARC CBPDAPA001, LLC

ARC CBPDAPA002, LLC

ARC CBPDAPA003, LLC

ARC CBPLMNH001, LLC

ARC CBPMAOH001, LLC

ARC CBPMAOH002, LLC

ARC CBPMHOH001, LLC

ARC CBPTNPA001, LLC

ARC CBPVDRI001, LLC

ARC CBRDGPA001, LLC

ARC CBRDGPA002, LLC

ARC CBRMFRI001, LLC

ARC CBRNDMA001, LLC

ARC CBSCGPA001, LLC

ARC CBSDSMA001, LLC

ARC CBSFDMA001, LLC

ARC CBSLMNH001, LLC

ARC CBSPGPA001, LLC

ARC CBSRLOH001, LLC

ARC CBSTNCT001, LLC

ARC CBSTNCT002, LLC

ARC CBSVLMA001, LLC

ARC CBSVNPA001, LLC

ARC CBTBYMA001, LLC

ARC CBTCKPA001, LLC

ARC CBTMPPA001, LLC

ARC CBTRNPA001, LLC

ARC CBTRYMI001, LLC

ARC CBUDYPA001, LLC

ARC CBVRNPA001, LLC

ARC CBWBMMA001, LLC

ARC CBWBNMA001, LLC

ARC CBWCRIL001, LLC

ARC CBWDLPA001, LLC

ARC CBWFDPA001, LLC

ARC CBWGVPA001, LLC

ARC CBWHNPA001, LLC

ARC CBWKFRI001, LLC

ARC CBWMNDE001, LLC

ARC CBWMNDE002, LLC

ARC CBWRNRI001, LLC

ARC CBWSKVA001, LLC

ARC CBWTPMA001, LLC

ARC CBYRKPA001, LLC

ARC CKAKNOH001, LLC

ARC CKMTZGA001, LLC

ARC CKPNXAZ002, LLC

ARC COSTNND001, LLC

ARC CVAPAGA001, LLC

ARC CVBPKAL001, LLC

ARC CVCOLSC002, LLC

ARC CVFKNIN001, LLC

ARC CVFLDPA001, LLC

ARC CVGPTMI001, LLC

ARC CVGVLSC001, LLC

ARC CVHDYVA001, LLC

ARC CVHRWMI001, LLC

ARC CVLVGNV001, LLC

ARC CVMCBPA001, LLC

ARC CVNCTPA001, LLC

ARC CVNVLTN001, LLC

ARC CVRTRNY001, LLC

ARC CVSBGGA001, LLC

ARC CVSCDFL001, LLC

ARC CVSPGPA001, LLC

ARC CVTDAPA001, LLC

ARC CVVDAGA001, LLC

ARC DBPCFBR001, LLC

ARC DBPGDYR001, LLC

ARC DBPPROP001, LLC

ARC DBPRPPA001, LLC

ARC DDAPKMI001, LLC

ARC DDBVLTX001, LLC

ARC DDCINOH001, LLC

ARC DDGMTMIL001, LLC

ARC DDGTNOH001, LLC

ARC DDHVLSC001, LLC

ARC DDHWAKS001, LLC

ARC DDOSCAR001, LLC

ARC DDPKAFL001, LLC

ARC DDSTPNC001, LLC

ARC DGABNKS001, LLC

ARC DGADMMA001, LLC

ARC DGAKNTX001, LLC

ARC DGANDMN001, LLC

ARC DGARAMO001, LLC

ARC DGARLTX001, LLC

ARC DGARLTX002, LLC

ARC DGARLTX003, LLC

ARC DGAUSTX001, LLC

ARC DGAVGTX001, LLC

ARC DGBBEAR001, LLC

ARC DGBCDTX001, LLC

ARC DGBGRMI001, LLC

ARC DGBHMAL001, LLC

ARC DGBLEWV001, LLC

ARC DGBLGMO001, LLC

ARC DGBLGTX001, LLC

ARC DGBLNTX001, LLC

ARC DGBLSTX001, LLC

ARC DGBLYAR001, LLC

ARC DGBMNAR001, LLC

ARC DGBRAKY001, LLC

ARC DGBRKTX001, LLC

ARC DGBSPLA001, LLC

ARC DGBTNMO001, LLC

ARC DGBTVAR001, LLC

ARC DGBTVAR002, LLC

ARC DGBVLTX001, LLC

ARC DGBVLVA001, LLC

ARC DGBYNTX001, LLC

ARC DGBYNTX002, LLC

ARC DGBYNTX003, LLC

ARC DGCCKTX001, LLC

ARC DGCCLAL001, LLC

ARC DGCDNKY001, LLC

ARC DGCDWMO001, LLC

ARC DGCFDMO001, LLC

ARC DGCFLIA001, LLC

ARC DGCFLKS001, LLC

ARC DGCLROK001, LLC

ARC DGCMDMI001, LLC

ARC DGCPCTX002, LLC

ARC DGCPTIA001, LLC

ARC DGCRTIA001, LLC

ARC DGCRVMO001, LLC

ARC DGCTGIL001, LLC

ARC DGCVSLA001, LLC

ARC DGCVTMI001, LLC

ARC DGCWNWV001, LLC

ARC DGCYLTX001, LLC

ARC DGDIATX001, LLC

ARC DGDKNTX001, LLC

ARC DGDMSAR001, LLC

ARC DGDNATX001, LLC

ARC DGDNATX002, LLC

ARC DGDNATX003, LLC

ARC DGDOLMO001, LLC

ARC DGDRDMI001, LLC

ARC DGDSAAR001, LLC

ARC DGDSTIL001, LLC

ARC DGDSTMO001, LLC

ARC DGDVOH001, LLC

ARC DGDYLLA001, LLC

ARC DGDYLTN001, LLC

ARC DGEBGTX001, LLC

ARC DGEBGTX002, LLC

ARC DGEBKKY001, LLC

ARC DGEBTKY001, LLC

ARC DGEDFTX001, LLC

ARC DGEDNMO001, LLC

ARC DGEGRIA001, LLC

ARC DGEJNMI001, LLC

ARC DGELNMO001, LLC

ARC DGEREKS001, LLC

ARC DGERVIA001, LLC

ARC DGFBYIL001, LLC

ARC DGFLTMI001, LLC

ARC DGFLTMI002, LLC

ARC DGFMTNM001, LLC

ARC DGFMTNM002, LLC

ARC DGGDLAL001, LLC

ARC DGGNCKS001, LLC

ARC DGGNDTX001, LLC

ARC DGGTNGA001, LLC

ARC DGGTSOH001, LLC

ARC DGGVLAR001, LLC

ARC DGGWRMO001, LLC

ARC DGGWRTX001, LLC

ARC DGGYDMI001, LLC

ARC DGHBTKS001, LLC

ARC DGHGNAR001, LLC

ARC DGHHLSC001, LLC

ARC DGHHNOK001, LLC

ARC DGHKPMO001, LLC

ARC DGHKYMS001, LLC

ARC DGHKYNC001, LLC

ARC DGHLYMN001, LLC

ARC DGHNYIL001, LLC

ARC DGHPRKS001, LLC

ARC DGJKNMS001, LLC

ARC DGJKVIL001, LLC

ARC DGJNSMO001, LLC

ARC DGJPNMO002, LLC

ARC DGJVLLA001, LLC

ARC DGKMNKS001, LLC

ARC DGKSCMO001, LLC

ARC DGKYLTX001, LLC

ARC DGKYLTX002, LLC

ARC DGLBKTX001, LLC

ARC DGLBKTX003, LLC

ARC DGLBNMO001, LLC

ARC DGLBNMO002

ARC DGLDLMO001, LLC

ARC DGLKVAR001, LLC

ARC DGLLVTX001, LLC

ARC DGLMQTX001, LLC

ARC DGLPOAR001, LLC

ARC DGLRDTX001, LLC

ARC DGLTLTX001, LLC

ARC DGLTRAR001, LLC

ARC DGLURMO001, LLC

ARC DGLVLOH001, LLC

ARC DGLXNIL001, LLC

ARC DGLXNMO001, LLC

ARC DGLXNOK001, LLC

ARC DGMADOK001, LLC

ARC DGMBHMO001, LLC

ARC DGMCDTX001, LLC

ARC DGMCRMI001, LLC

ARC DGMCRTN001,LLC

ARC DGMDLMI001, LLC

ARC DGMDNMO001, LLC

ARC DGMDNMS001, LLC

ARC DGMDNMS002, LLC

ARC DGMDNNY001, LLC

ARC DGMDYTX001, LLC

ARC DGMGHAR001, LLC

ARC DGMHDMS001, LLC

ARC DGMKWIL001, LLC

ARC DGMLCMN001, LLC

ARC DGMLGKS001, LLC

ARC DGMLNAL001, LLC

ARC DGMLRMN001, LLC

ARC DGMMNWV001, LLC

ARC DGMMTIL001, LLC

ARC DGMNDAR001, LLC

ARC DGMNPKS001, LLC

ARC DGMNTMI001, LLC

ARC DGMNVIN001, LLC

ARC DGMPRTX001, LLC

ARC DGMPTTX001, LLC

ARC DGMRHMO001, LLC

ARC DGMRNIL001, LLC

ARC DGMRVMO001, LLC

ARC DGMSNTX001, LLC

ARC DGMTGMN001, LLC

ARC DGMTMMI001, LLC

ARC DGMVLAR001, LLC

ARC DGMVLOK001, LLC

ARC DGMVLTN001, LLC

ARC DGMWDWV001, LLC

ARC DGNBFTX001,LLC

ARC DGNBFTX002, LLC

ARC DGNBFTX003, LLC

ARC DGNCLOH001, LLC

ARC DGNCYKY001, LLC

ARC DGNGEMI001, LLC

ARC DGNIRLA001, LLC

ARC DGNSAIA001, LLC

ARC DGOLVMN001, LLC

ARC DGOSCMO001, LLC

ARC DGOTWIA001, LLC

ARC DGOZKMO001, LLC

ARC DGPBGMO001, LLC

ARC DGPFCMO001, LLC

ARC DGPMNKS001, LLC

ARC DGPNCWV001, LLC

ARC DGPPTOH001, LLC

ARC DGPSDTX001, LLC

ARC DGPTLMN001, LLC

ARC DGPTNLA001, LLC

ARC DGQTMAR001, LLC

ARC DGRBVMO001, LLC

ARC DGRCYMN001, LLC

ARC DGRDCMI001, LLC

ARC DGRHSIL001, LLC

ARC DGRLAMO001, LLC

ARC DGRMSMI001, LLC

ARC DGRMTMO001, LLC

ARC DGRSCMI001, LLC

ARC DGRSSOK001, LLC

ARC DGRSUMN001, LLC

ARC DGSBNMO001, LLC

ARC DGSBTTX001, LLC

ARC DGSCSKS001, LLC

ARC DGSDLMO001, LLC

ARC DGSDNKS001, LLC

ARC DGSFLMO001, LLC

ARC DGSGRMS001, LLC

ARC DGSJNTX001, LLC

ARC DGSKMTX001, LLC

ARC DGSKNMO001, LLC

ARC DGSLBTX001, LLC

ARC DGSNTTX001, LLC

ARC DGSNTTX003, LLC

ARC DGSNTTX004, LLC

ARC DGSNTTX005, LLC

ARC DGSNTTX006, LLC

ARC DGSNTTX008, LLC

ARC DGSPGMN001, LLC

ARC DGSPLMN001, LLC

ARC DGSPNIL001, LLC

ARC DGSRGLA001, LLC

ARC DGSRTLA001, LLC

ARC DGSRYAR001, LLC

ARC DGSSOMS001, LLC

ARC DGSSPOK001, LLC

ARC DGSSPOK002, LLC

ARC DGSSPOK003, LLC

ARC DGSTLMO001, LLC

ARC DGSTLMO002, LLC

ARC DGSVHMO001, LLC

ARC DGSVNIL001, LLC

ARC DGSWLMS001, LLC

ARC DGTKMAR001, LLC

ARC DGTLRTX001, LLC

ARC DGTRTAL001, LLC

ARC DGTRYTX001, LLC

ARC DGTXRTX001, LLC

ARC DGTYNNC001, LLC

ARC DGVCTTX001, LLC

ARC DGVRGMN001, LLC

ARC DGWBGKY001, LLC

ARC DGWCOTX001, LLC

ARC DGWFDMI001, LLC

ARC DGWLCTX001, LLC

ARC DGWLCTX002, LLC

ARC DGWRGOH001, LLC

ARC DGWSTAR001, LLC

ARC DGWTHAR001, LLC

ARC DGWUNSC001, LLC

ARC DGZCYLA001, LLC

ARC DIRRMI001, LLC

ARC FDADNWV001, LLC

ARC FDARCID001, LLC

ARC FDARCLA001, LLC

ARC FDATNNY001, LLC

ARC FDAVGTX001, LLC

ARC FDBCRMI001, LLC

ARC FDBKNIN001, LLC

ARC FDBSFMS001, LLC

ARC FDBYTMI001, LLC

ARC FDCBYMN001, LLC

ARC FDCCSNY001, LLC

ARC FDCDNTX001, LLC

ARC FDCHOTX001, LLC

ARC FDCLVOH001, LLC

ARC FDCLVOH003, LLC

ARC FDCMONM001, LLC

ARC FDCMTLA001, LLC

ARC FDCRNNV001, LLC

ARC FDCSRSD001, LLC

ARC FDCTGNY001, LLC

ARC FDCVLTX001, LLC

ARC FDCWLTX001, LLC

ARC FDDMSIA001, LLC

ARC FDDRTMI002, LLC

ARC FDDRTMI003, LLC

ARC FDDVLMS001, LLC`

ARC FDELKTX001, LLC

ARC FDELYMN001, LLC

ARC FDETLTX001, LLC

ARC FDFLTMI001, LLC

ARC FDGBGKS001, LLC

ARC FDGPTMS001, LLC

ARC FDGPTMS002, LLC

ARC FDGRSKY001, LLC

ARC FDGTAVA001, LLC

ARC FDHBGMS001, LLC

ARC FDHFSNY001, LLC

ARC FDHRSTN001, LLC

ARC FDHTNNV001, LLC

ARC FDHUSTX001, LLC

ARC FDHWLVA001, LLC

ARC FDINFMN001, LLC

ARC FDJSNMI001, LLC

ARC FDKBYID001, LLC

ARC FDKLNMS001, LLC

ARC FDKMRWY001, LLC

ARC FDLBDIL001, LLC

ARC FDLBTNC001, LLC

ARC FDLDYTX001, LLC

ARC FDLLKNV001, LLC

ARC FDLNXGA001, LLC

ARC FDLRLMS001, LLC

ARC FDMBHMO001, LLC

ARC FDMKNWI001, LLC

ARC FDMLBFL001, LLC

ARC FDMTRNM001, LLC

ARC FDMTVIL001, LLC

ARC FDMTVWY001, LLC

ARC FDMVLWI001, LLC

ARC FDOKTTX001, LLC

ARC FDOKWTX001, LLC

ARC FDOLNMS001, LLC

ARC FDOMDFL001, LLC

ARC FDPKIIL001, LLC

ARC FDPLNTX001, LLC

ARC FDRGYCO001, LLC

ARC FDRMSMI001, LLC

ARC FDRVLNE001, LLC

ARC FDSSGNV001, LLC

ARC FDSTLMO001, LLC

ARC FDSTLMO002, LLC

ARC FDSTLMO003, LLC

ARC FDSTLMO004, LLC

ARC FDSVLTX001, LLC

ARC FDTFWLA001, LLC

ARC FDTLDOH001, LLC

ARC FDTLSOK001, LLC

ARC FDTRNWY001, LLC

ARC FDTRPWI001, LLC

ARC FDTTNMI001, LLC

ARC FDUVPIL001, LLC

ARC FDWBRWI001, LLC

ARC FDWLSNV001, LLC

ARC FDWNNMS001, LLC

ARC FEABYGA001, LLC

ARC FEBTTMT001, LLC

ARC FEBYNTX001, LLC

ARC FECCOCA001, LLC

ARC FECCTOH001, LLC

ARC FEDMSIA001, LLC

ARC FEEVLIN001, LLC

ARC FEGRDMI001, LLC

ARC FEHBTTN001, LLC

ARC FEHZDKY001, LLC

ARC FEINDKS001, LLC

ARC FEKKEIL001, LLC

ARC FELBNOH001, LLC

ARC FELDNKY001, LLC

ARC FELDNKY002, LLC

ARC FELWLAR001, LLC

ARC FEMBNFL001, LLC

ARC FEMTPPA001, LLC

ARC FEMTVIL001, LLC

ARC FEOMKWA001, LLC

ARC FEOTWIA001, LLC

ARC FEPDAPA001, LLC

ARC FEPHRMI001, LLC

ARC FERDCSD001, LLC

ARC FERTNWY001, LLC

ARC FERVLMN001, LLC

ARC FEWCANV001, LLC

ARC FEWTLIA001, LLC

ARC FEWVRNV001, LLC

ARC FEYMAAZ001, LLC

ARC FMABLNC001, LLC

ARC FMABONC001, LLC

ARC FMAGRNC001, LLC

ARC FMARAIL001, LLC

ARC FMBSRLA001, LLC

ARC FMCARMI001, LLC

ARC FMCGOIL001 LLC

ARC FMCNTNC001, LLC

ARC FMDFSFL001, LLC

ARC FMDLSTX001, LLC

ARC FMFLYAL001, LLC

ARC FMFMTNC001, LLC

ARC FMFRHAL001, LLC

ARC FMFYTNC001, LLC

ARC FMFYTNC002, LLC

ARC FMFYTNC003, LLC

ARC FMJSNMI001, LLC

ARC FMKMLOH001, LLC

ARC FMLBTNC001, LLC

ARC FMMOBAL001, LLC

ARC FMPBKNC001, LLC

ARC FMPRUIN001, LLC

ARC FMRSBNC001, LLC

ARC FMRSPNC001, LLC

ARC FMSTPNC001, LLC

ARC FMTVLNC001, LLC

ARC FMWGNIL001, LLC

ARC FMWSWNC001, LLC

ARC GEAUBAL001, LLC

ARC GEGRDMI001, LLC

ARC GMFTWIN001, LLC

ARC GMGVAIL001, LLC

ARC GSFTWTX001, LLC

ARC GSGLOVA001, LLC

ARC GSMOBAL001, LLC

ARC GSSPRAZ001, LLC

ARC GSSPRMO001, LLC

ARC HBRHLNC001, LLC

ARC HDCOLSC001, LLC

ARC HRP1ATT001, LLC

ARC HRPAVAZ001, LLC

ARC HRPBAMD001, LLC

ARC HRPBPAA001 SPE, LLC

ARC HRPBPAA001, LLC

ARC HRPBPAA002, DST

ARC HRPBPAB001 GP, LLC

ARC HRPBPAB001, LP

ARC HRPBPAB002, LLC

ARC HRPBPCC001, LLC

ARC HRPCOAZ001, LLC

ARC HRPCOCO001, LLC

ARC HRPELKY001, LLC

ARC HRPFICO001, LLC

ARC HRPFRMD001, LLC

ARC HRPGRSC001, LLC

ARC HRPPAFL001, LLC

ARC HRPSUTX001 GP, LLC

ARC HRPSUTX001, LP

ARC HRPWADC001, LLC

ARC HRPWARI001, LLC

ARC HRPWOTX001 GP, LLC

ARC HRPWOTX001, LP

ARC HVVMNSD001, LLC

ARC IMCLBOH001, LLC

ARC KBSRPNY001, LLC

ARC KFCPTCA001, LLC

ARC KGBTVAR001, LLC

ARC KGCYNWY001, LLC

ARC KGFTNCO001, LLC

ARC KGGLTWY001, LLC

ARC KGJPLMO002, LLC

ARC KGJPLMO003, LLC

ARC KGJPLMO004, LLC

ARC KGJPMO001, LLC

ARC KGLWLAR001, LLC

ARC KGMCTIA001, LLC

ARC KGMGEOK001, LLC

ARC KGMMTCO001, LLC

ARC KGNEOMO001, LLC

ARC KGOTMIA001, LLC

ARC KGPGDAR001, LLC

ARC KGRGSAR001, LLC

ARC KGSWDAR001, LLC

ARC KGTGAND001, LLC

ARC KGWKEIA001, LLC

ARC KHHWLMI001, LLC

ARC KLABYGA001, LLC

ARC KLATLGA001, LLC

ARC KLATLGA002, LLC

ARC KLAUGGA001, LLC

ARC KLCBSGA001, LLC

ARC KLCNTMS001, LLC

ARC KLCTNTN001, LLC

ARC KLCTNTN002, LLC

ARC KLEPTGA001, LLC

ARC KLGFPMS001, LLC

ARC KLHVLAL001, LLC

ARC KLHVLAL002, LLC

ARC KLHVLAL003, LLC

ARC KLJACFL001, LLC

ARC KLJAKMS001, LLC

ARC KLJAKMS002, LLC

ARC KLKNXTN001, LLC

ARC KLLWBTN001, LLC

ARC KLMCNGA001, LLC

ARC KLMDGGA001, LLC

ARC KLMFBTN001, LLC

ARC KLMGYAL001, LLC

ARC KLMGYAL002, LLC

ARC KLMGYAL003, LLC

ARC KLMPSTN001, LLC

ARC KLMPSTN002, LLC

ARC KLORLFL001, LLC

ARC KLORLFL002, LLC

ARC KLPHCAL001, LLC

ARC KLPLCFL001, LLC

ARC KLPRLMS001, LLC

ARC KLSAGFL001, LLC

ARC KLSNVGA001, LLC

ARC KLTCLAL001, LLC

ARC KLVLYAL001, LLC

ARC KLVVHAL001, LLC

ARC LWWDMME001, LLC

ARC MFBFLUT001, LLC

ARC MFBLGKY001, LLC

ARC MFBSEID001, LLC

ARC MFCBSIN001, LLC

ARC MFDPEAL001, LLC

ARC MFDTNAL001, LLC

ARC MFDTNFL001, LLC

ARC MFEVLIN001, LLC

ARC MFFNCSC001, LLC

ARC MFGVLNC001, LLC

ARC MFKXVTN001, LLC

ARC MFLFTLA001, LLC

ARC MFNDLTX001,LLC

ARC MFRGRAR001, LLC

ARC MFRKHSC001, LLC

ARC MFRLHNC001, LLC

ARC MFSPNWA001, LLC

ARC MFSPNWA002, LLC

ARC MFTSEFL001, LLC

ARC MFWKAIN001, LLC

ARC MFWMTNC001, LLC

ARC MFWSNNC001, LLC

ARC MMLSNME001, LLC

ARC MMWKAWI001, LLC

ARC NTMRWGA001, LLC

ARC NTSTLMO001, LLC

ARC ORLMIWY001, LLC

ARC ORONAAL001, LLC

ARC PFCNLGA001, LLC

ARC PRRCRNY001, LLC

ARC PSCLSNC001, LLC

ARC PSCLTNC001, LLC

ARC PSCLTNC002, LLC

ARC PSCLTNC003, LLC

ARC PSCLTNC004, LLC

ARC PSCNRNC001, LLC

ARC PSFMLSC001, LLC

ARC PSLTNNC001, LLC

ARC PSMGYAL001, LLC

ARC PSMTSNC001, LLC

ARC PSTVLNC001, LLC

ARC QBFNTMI001, LLC

ARC QBGBCMI001, LLC

ARC RAADMMA001, LLC

ARC RABRTMI001, LLC

ARC RAHTNWV001, LLC

ARC RAJFVIN001, LLC

ARC RALMAOH001, LLC

ARC RALNGKY001, LLC

ARC RALVLOH001, LLC

ARC RALXNKY001, LLC

ARC RAMAROH001, LLC

ARC RAPRSKY001 , LLC

ARC RASFDKY001, LLC

ARC RASVLKY001, LLC

ARC RAWILNC001, LLC

ARC RBCSRNJ00, LLC

ARC RMAKNOH001, LLC

ARC RMBLGOH001, LLC

ARC RMWFDKS001, LLC

ARC RMWFDKS002, LLC

ARC RRINSIN001, LLC

ARC SBANDSC001, LLC

ARC SBAPSMD001, LLC

ARC SBATLGA002, LLC

ARC SBATLGA003, LLC

ARC SBBDNGA001, LLC

ARC SBBLTNC001, LLC

ARC SBBTNNC001, LLC

ARC SBBTNSC001, LLC

ARC SBCBONC001. LLC

ARC SBCCDNC001, LLC

ARC SBCSPFL001, LLC

ARC SBCTATN001, LLC

ARC SBCTNVA001, LLC

ARC SBDHMNC001, LLC

ARC SBDLNFL001, LLC

ARC SBDNNFL001, LLC

ARC SBDTNFL001, LLC

ARC SBDWYGA001, LLC

ARC SBELCMD001, LLC

ARC SBFDKMD001, LLC

ARC SBGBONC001, LLC

ARC SBHDNFL001, LLC

ARC SBJSPGA001, LLC

ARC SBKMEFL001, LLC

ARC SBLBGVA001, LLC

ARC SBLGNNC001, LLC

ARC SBLGNTN001, LLC

ARC SBLKDFL001, LLC

ARC SBLWSFL001, LLC

ARC SBMBEFL001, LLC

ARC SBMDNTN001, LLC

ARC SBMMIFL001, LLC

ARC SBMNRNC001, LLC

ARC SBMTSNC001, LLC

ARC SBMVLNC001, LLC

ARC SBNFKVA001, LLC

ARC SBNPTFL001, LLC

ARC SBNVLTN001, LLC

ARC SBNVLTN002, LLC

ARC SBNVLTN003, LLC

ARC SBODOFL001, LLC

ARC SBOKONC001, LLC

ARC SBPBGVA001, LLC

ARC SBPCAFL001, LLC

ARC SBPCYFL001, LLC

ARC SBPHRFL001, LLC

ARC SBPOGFL001, LLC

ARC SBPOGFL002, LLC

ARC SBRCMVA001, LLC

ARC SBRLHNC001, LLC

ARC SBRMDVA001, LLC

ARC SBRMTVA001, LLC

ARC SBRWLGA001, LLC

ARC SBSDAFL001, LLC

ARC SBSSIGA001, LLC

ARC SBTLEFL001, LLC

ARC SBTPAFL001, LLC

ARC SBTVRSC001, LLC

ARC SBWDFMD001, LLC

ARC SBWPBFL001, LLC

ARC SBYKLNC001, LLC

ARC SBZBNNC001, LLC

ARC SCADWTX001, LLC

ARC SCLAFTX001, LLC

ARC SCPHRTX001, LLC

ARC SCRHOTX001, LLC

ARC SEGCTVA001, LLC

ARC SEHPNVA001, LLC

ARC SEHPNVA002, LLC

ARC SESSAFL001, LLC

ARC SSPMTMA001, LLC

ARC STORROH001, LLC

ARC STORROH002, LLC

ARC STORROH003, LLC

ARC TBHGHMA001, LLC

ARC TBLVLMA001, LLC

ARC TDFMTME001, LLC

ARC TKDBNOH001, LLC

ARC TPDULGA001, LLC

ARC TRSEAWA001, LLC

ARC TS MMSFL001, LLC

ARC TSGRYLA001, LLC

ARC TSLBSCA001, LLC

ARC TSNGNMI001, LLC

ARC TSOCTAL001, LLC

ARC TSPSWNH001, LLC

ARC TSPYMNH001 , LLC

ARC VSEPKIL001, LLC

ARC WDJKVFL001, LLC

ARC WGABOPR001, LLC

ARC WGACWGA002, LLC

ARC WGAKNOH001, LLC

ARC WGANDIN001, LLC

ARC WGBPTWV001, LLC

ARC WGBPTWVOO2, LLC

ARC WGBTMMD001, LLC

ARC WGCDVTN001, LLC

ARC WGCGOIL001, LLC

ARC WGCGOIL002, LLC

ARC WGCLACA001, LLC

ARC WGCLBMS001, LLC

ARC WGCSRCO001, LLC

ARC WGCTPMI001, LLC

ARC WGDBNMI001, LLC

ARC WGDNVCO001, LLC

ARC WGESYSC001, LLC

ARC WGETNOH001, LLC

ARC WGGVLSC001, LLC

ARC WGJKNMS001, LLC

ARC WGLNPMI001, LLC

ARC WGLPSPR001, LLC

ARC WGLVNMI001, LLC

ARC WGLVSNV001, LLC

ARC WGMEMTN001, LLC

ARC WGNCNSC001, LLC

ARC WGORLFL001, LLC

ARC WGOTEKS001, LLC

ARC WGPHXAZ001, LLC

ARC WGPORAZ001, LLC

ARC WGTLQOK001, LLC

ARC WGTRYMI001, LLC

ARC WGWRNMI001, LLC

ARC WMDVLVA001, LLC

ARC WSOLBMN001, LLC

ARC3 AAHUSTX001, LLC

ARC3 DGABTTX01, LLC

ARC3 DGADYTX01, LLC

ARC3 DGAMTIL01, LLC

ARC3 DGAVSMO001, LLC

ARC3 DGBKLMO01, LLC

ARC3 DGCADMI01, LLC

ARC3 DGCDTLA01, LLC

ARC3 DGCFDVA01, LLC

ARC3 DGCMOTX001, LLC

ARC3 DGCTNMI01, LLC

ARC3 DGCWYMO001, LLC

ARC3 DGDVLVA01, LLC

ARC3 DGEDWMS001, LLC

ARC3 DGFSTOH001, LLC

ARC3 DGFYTNC01, LLC

ARC3 DGGDRFL001, LLC

ARC3 DGGDRLA01, LLC

ARC3 DGGFDOH001, LLC

ARC3 DGGVLMS001, LLC

ARC3 DGGVLTX001, LLC

ARC3 DGHSGVA001, LLC

ARC3 DGHTNIA01, LLC

ARC3 DGHWLVA01, LLC

ARC3 DGKGCMO001, LLC

ARC3 DGLFDTX001, LLC

ARC3 DGLKCLA001, LLC

ARC3 DGLKGMO001, LLC

ARC3 DGLMLIA01, LLC

ARC3 DGMGMLA01, LLC

ARC3 DGMHNLA01, LLC

ARC3 DGMLNWI001, LLC

ARC3 DGMLOFL001, LLC

ARC3 DGMNGWI001, LLC`

ARC3 DGMTLMO01, LLC

ARC3 DGMVLMO001, LLC

ARC3 DGNCZMS001, LLC

ARC3 DGNHNMO001, LLC

ARC3 DGNMSOH001, LLC

ARC3 DGOIBNC01, LLC

ARC3 DGORNMO01, LLC

ARC3 DGOZKMO01, LLC

ARC3 DGPGSTX001, LLC

ARC3 DGPLCOH001 LLC

ARC3 DGPTCTN001, LLC

ARC3 DGPTTTX001, LLC

ARC3 DGPYNOH001, LLC

ARC3 DGRDLAL001 LLC

ARC3 DGRGCTX001, LLC

ARC3 DGRMATX001, LLC

ARC3 DGRWDLA01, LLC

ARC3 DGSBRMO001, LLC

ARC3 DGSCRMO001, LLC

ARC3 DGSKNMO01, LLC

ARC3 DGSNSWI001, LLC

ARC3 DGTLSAL001, LLC

ARC3 DGVASNC01, LLC

ARC3 DGVNAMO001, LLC

ARC3 DGWGVMS001, LLC

ARC3 DGWMRLA001, LLC

ARC3 ESBKYMO001, LLC

ARC3 FDBLXMS01, LLC

ARC3 FDCRRMS01, LLC

ARC3 FDFLATX001, LLC

ARC3 FDFTYND001, LLC

ARC3 FDGPTMS01, LLC

ARC3 FDHLKMS01, LLC

ARC3 FDKNSTX01, LLC

ARC3 FDMADNE001, LLC

ARC3 FDMTNSD001, LLC

ARC3 FDNTNND001, LLC

ARC3 FDRLAND001, LLC

ARC3 FDSTWOK001, LLC

ARC3 FEBMTNH001, LLC

ARC3 FEBVLTN001, LLC

ARC3 FECMCCO01, LLC

ARC3 FEEWCWA001, LLC

ARC3 FEGNVNC001, LLC

ARC3 FEKKMIN01, LLC

ARC3 FEORTNY001,LLC

ARC3 FEPBGWV001, LLC

ARC3 FEQNCIL01, LLC

ARC3 FETULOK001, LLC

ARC3 GSCOCFL001, LLC

ARC3 GSCRGCO001, LLC

ARC3 GSGRAID01, LLC

ARC3 GSSTUFL001, LLC

ARC3 TSATNNJ001, LLC

ARC3 WGASNSC01, LLC

ARC3 WGBYNOH01, LLC

ARC3 WGFFTKY01, LLC

ARC3 WGGWDMS01, LLC

ARC3 WGMPWNJ001 LLC

ARC3 WGSPTLA01, LLC

ARC3 WGSTNNY001, LLC

ARC3 WGSTVMI001, LLC

ARC3 WGWTKAL01, LLC

ARCP NET LEASE FUNDING 2005 GP, LLC

ARCP AACLTMI001, LLC

ARCP AACROMI001, LLC

ARCP AAFNTMI001, LLC

ARCP AALVNMI001, LLC

ARCP AASSMMI001, LLC

ARCP AAYLNMI001, LLC

ARCP DGAFTAR01, LLC

ARCP DGAPCMO001, LLC

ARCP DGASDMO001, LLC

ARCP DGASGMO001, LLC

ARCP DGBLFMO001, LLC

ARCP DGBLVAR001, LLC

ARCP DGBRNMO001, LLC

ARCP DGCCDMO01, LLC

ARCP DGCMROK001, LLC

ARCP DGCNYKS01, LLC

ARCP DGCRLAR001, LLC

ARCP DGCTNMO001, LLC

ARCP DGCVLMO001, LLC

ARCP DGCVRMO01, LLC

ARCP DGDMDMO001, LLC

ARCP DGESNMO001, LLC

ARCP DGFPNAR01, LLC

ARCP DGGFDMO01, LLC

ARCP DGGRFAR001, LLC

ARCP DGHLVMO001, LLC

ARCP DGHVLMO01, LLC

ARCP DGJNBIL001, LLC

ARCP DGLBNMO001, LLC

ARCP DGLSNMO001, LLC

ARCP DGNWTOK01, LLC

ARCP DGOGVMO01, LLC

ARCP DGPCYFL01, LLC

ARCP DGPMRMO01, LLC

ARCP DGQLNMO001, LLC

ARCP DGSFDMO001, LLC

ARCP DGSJSMO01, LLC

ARCP DGSNCMO01, LLC

ARCP DGSNTMO01, LLC

ARCP DGSTLMO001, LLC

ARCP DGWNAMO01, LLC

ARCP DGWSGMO01, LLC

ARCP GSFRENY001, LLC

ARCP GSPLTNY01, LLC

ARCP GSWARPA001, LLC

ARCP JDDPTIA01, LLC

ARCP MBDLSTX01, LLC

ARCP TSRGCTX01, LLC

ARCP USRF FUNDING 2001-A GP, LLC

ARCP WGEPTMI001, LLC

ARCP WGMRBSC001, LLC

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CapLease 2007-STL LLC

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CLF 1000 Milwaukee Avenue LLC

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CLF 6116 GP LLC

CLF Aliso Viejo Business Trust

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CLF Arlington GP LLC

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CLF Bobs Randolph LLC

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CLF Breinigsville Holding Company LLC

CLF Cheyenne Tulsa Member, LLC

CLF Cheyenne Tulsa, LLC

CLF DEA Birmingham LLC

CLF Dodge Omaha LLC

CLF Electric Road Roanoke LLC

CLF EPA Kansas City LLC

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CLF Fresno Business Trust

CLF Grassmere Nashville LLC

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CLF Herndon LLC

CLF Holding Company, LLC

CLF JCI Florida LLC

CLF Landmark Omaha LLC

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CLF Mercer Island LLC

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CLF OP General Partner LLC

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CLF TW Milwaukee LLC

CLF VA Ponce LLC

CLF Yolo County Business Trust

CNL Funding 2000-A, LP

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CNL Net Lease Funding 2003, LLC

Columbia Pike I, LLC

CRE JV Mixed Five CT Branch Holdings LLC

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KDC Busch Boulevard LLC

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Walters Connecticut Venture Trust

ARC Income Properties LLC

ARC FEMTVIL001, LLC

ARC AAATNTX001, LLC

ARC AABBVKY001, LLC

ARC AABDNKY001, LLC

ARC AABNBKY001, LLC

ARC AAFTWIN002, LLC

ARC AAHNBKY001, LLC

ARC AASMSWV001, LLC

ARC AASNAKS001, LLC

ARC AASPDOH001, LLC

ARC AASWRTN001, LLC

ARC AATVLPA001, LLC

ARC ASFVLAR001, LLC

ARC AZCGOIL001, LLC

ARC BBSTNCA001, LLC

ARC BJBSCNC001, LLC

ARC BJWTBSC001, LLC

ARC CBHBHNJ001, LLC

ARC CBMVLCT001, LLC

ARC CBRNDMA 001, LLC

ARC CBWTNMA001, LLC

ARC CVAPAGA001, LLC

ARC CVGPTMI001, LLC

ARC CVMCBPA001, LLC

ARC CVNVLTN001, LLC

ARC CVVDAGA001, LLC

ARC DGAUSTX001, LLC

ARC DGCRTIA001, LLC

ARC DGCRVMO001, LLC

ARC DGCTGIL001, LLC

ARC DGCVSLA001, LLC

ARC DGDNATX003, LLC

ARC DGDRDMI001, LLC

ARC DGEBGTX001, LLC

ARC DGEDFTX001, LLC

ARC DGERVIA001, LLC

ARC DGFLTMI002, LLC

ARC DGFMTNM001,LLC

ARC DGGWRMO001,LLC

ARC DGIRRMI001, LLC

ARC DGJKVIL001,LLC

ARC DGLBNMO001, LLC

ARC DGLBNMO002, LLC

ARC DGLDVOH001, LLC

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ARC DGMRHMO001, LLC

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ARC DGOSCMO001, LLC

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ARC DGSDLMO001, LLC

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ARC DGSRTLA001, LLC

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ARC DGSTLMO002, LLC

ARC DGVCTTX001, LLC

ARC DGVRGMN001, LLC

ARC DGWCOTX001, LLC

ARC DGWLCTX001, LLC

ARC FDCHOTX001, LLC

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ARC FDGBGKS001, LLC

ARC FDKBYID001, LLC

ARC FDKMRWY001, LLC

ARC FDLNXGA001, LLC

ARC FDOLNMS001, LLC

ARC FDPTCMS001, LLC

ARC FDRTNMS001, LLC

ARC FDSSGNV001, LLC

ARC FDSTLMO002, LLC

ARC FDSTLMO003, LLC

ARC FDSTLMO004, LLC

ARC FDWNNMS001, LLC

ARC FEBTTMT001 LLC

ARC FECCTOH001, LLC

ARC FEHZDKY001, LLC

ARC FEKKEIL001, LLC

ARC FELNDKY002, LLC

ARC FEOMKWA001, LLC

ARC FEWVRNV001, LLC

ARC FMWGNIL001 LLC

ARC KGPGDAR001, LLC

ARC KGSWDAR001. LLC

ARC KJJAKMS002, LLC

ARC KMJACFL001, LLC

ARC MFCBSIN001, LLC

ARC MFNDLTX001, LLC

ARC MFRLHNC001, LLC

ARC ORLMIWY001, LLC

ARC PRRCRNY001, LLC

ARC QBFNTMI001, LLC

ARC RAJFVIN001, LLC

ARC RALVLOH001, LLC

ARC RALXNKY001, LLC

ARC RASFDKY001, LLC

ARC RBCSRNJ001, LLC

ARC RMWFDKS002, LLC

ARC SEGCTVA001, LLC

ARC TSOCTAL001, LLC

ARC WGACWGA002, LLC

ARC WGCGOIL002, LLC

ARC WGLVSNV002, LLC

ARC WGTLQOK001, LLC

ARC WMDVLVA001

ARC3 AAHUSTX002, LLC

ARC3 DGCADMI01, LLC

ARC3 DGFSTOH001 LLC

ARC3 DGMLOFL001 LLC

ARC3 DGMNGWI001, LLC

ARC3 DGMNVIN001, LLC

ARC3 DGMVLMO001 LLC

ARC3 DGNHNMO01, LLC

ARC3 DGNMSOH001 LLC

ARC3 DGPGSTX001 LLC

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ARC AACBGMI001, LLC

ARC CVNCNSC001, LLC

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ARCP WELET1401, LLC

ARC WSOLBMS001, LLC

ARCP GSWARPA01, LLC

Net Lease Funding 2005, LP

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ARCP GE WINFIELD KS, LLC

ARCP KC DAVENPORT IA, LLC

ARCP DT CHEIFLAND FL, LLC

ARCP HDMORAR001, LLC

ARCP DGWATPA01, LLC

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SCHEDULE IV-1

FORM OF LOCK-UP AGREEMENT

May [   ], 2014

Merrill Lynch, Pierce, Fenner & Smith

Incorporated

Citigroup Global Markets Inc.

Barclays Capital Inc.

J.P. Morgan Securities LLC,
As Representatives of the several Underwriters (the “Representatives”)

RE:	American Realty Capital Properties, Inc. (the “Company”)

Ladies and Gentlemen:

The undersigned is an owner of record or beneficially of certain shares of common stock, par value $0.01 per share, of the Company (“Shares”) or securities convertible into or exchangeable or exercisable for Shares. The Company proposes to carry out a public offering of Shares (the “Offering”) for which you will act as the Representatives of the Underwriters pursuant to the terms of an Underwriting Agreement (as defined below). The undersigned recognizes that the Offering will be of benefit to the undersigned and the Company. The undersigned acknowledges that you and the other underwriters are relying on the representations and agreements of the undersigned contained in this letter agreement in carrying out the Offering and, at a subsequent date, entering into any underwriting arrangements with the Company with respect to the Offering. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Underwriting Agreement.

In consideration of the foregoing, the undersigned hereby agrees that the undersigned will not, (and will cause any spouse or immediate family member of the spouse or the undersigned living in the undersigned’s household not to), without the prior written consent of Merrill Lynch, Pierce, Fenner & Smith Incorporated and Citigroup Global Markets Inc. (which consent may be withheld in their sole discretion), directly or indirectly, (i) sell, offer, contract or grant any option to sell (including without limitation any short sale), pledge, assign, transfer, establish an open “put equivalent position” within the meaning of Rule 16a-1(h) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise dispose of any Shares, options or warrants to acquire Shares, or securities exchangeable or exercisable for or convertible into Shares currently or hereafter owned either of record or beneficially (as defined in Rule 13d-3 under the Exchange Act) by the undersigned (or such spouse or family member) or their spouse or family members, (ii) enter into any swap, hedge or similar arrangement or agreement that transfers in whole or in part, the economic risk of ownership of the Shares, or securities exchangeable or exercisable for or convertible into Shares currently or hereafter owned either of record or beneficially (as so defined) by the undersigned (or such spouse or family member) or their spouse or family members or (iii) publicly announce an intention to do any of the foregoing, for a period commencing on the date hereof and continuing through the close of trading on the date 60 days after the date of the Prospectus (as defined in the Underwriting Agreement relating to the Offering to which the Company is a party (the “Underwriting Agreement”)) (the “Lock-up Period”); provided, that the foregoing restrictions shall not apply to (a) bona fide gifts, provided the recipient thereof agrees in writing with the Underwriters to be bound by the terms of this Lock-up Agreement, (b) dispositions to any trust for the direct or indirect benefit of the undersigned and/or the immediate family of the undersigned, provided that such trust agrees in writing with the Underwriters to be bound by the terms of this Lock-up Agreement, (c) transfers by will or intestate succession upon the death of the undersigned, (d) bona fide gifts to a charity or educational institution, (e) transactions relating to Common Stock or other securities convertible into or exercisable or exchangeable for Common Stock acquired in open market transactions after completion of the Offering, provided that no such transaction is required to be, or is, publicly announced (whether on Form 4, Form 5 or otherwise) during the Lock-Up Period, (f) the establishment or the entry, by the undersigned, at any time on or after the date of the Underwriting Agreement, of any new trading plan providing for the sale of Common Stock by the undersigned, which trading plan meets the requirements of Rule 10b5-1(c) under the Exchange Act and does not provide for, or permit, the sale of any Common Stock during the Lock-up Period, or (g) any transfers made by the undersigned to the Company to satisfy tax withholding obligations pursuant to the Company’s equity incentive plans or arrangements disclosed in the Prospectus (as defined in the Underwriting Agreement) (provided that the Form 4 or Form 5 filed clearly indicates that such transfer was to pay taxes); provided, however, that (i) in the case of transfers or dispositions pursuant to clause (a) above during the Lock-up Period, it shall be a condition to such transfer that (A) the transferee executes and delivers to the Representatives an agreement stating that the transferee is receiving and holding the Shares subject to the provisions of this letter agreement, and there shall be no further transfer of such Shares, except in accordance with this letter agreement and (B) no public disclosure and no filing by any party to the transfer (donor, donee, transferor or transferee) under the Exchange Act shall be required nor shall be voluntarily made reporting a reduction in beneficial ownership of the Shares in connection with such transfer or distribution (other than a filing on Form 5 made no earlier than five business days prior to the date such filing is required to be made) prior to the expiration of the Lock-up Period (as the same may be extended pursuant to the terms hereof), and (ii) in the case of transfers or dispositions pursuant to clause (b) and (d) above during the Lock-up Period, the undersigned (or the Company on behalf of the undersigned) notifies the Representatives as soon as reasonably practicable but in any event at least two business days prior to any filing or other public announcement related to the proposed transfer or disposition. For purposes of this paragraph, “immediate family” shall mean the undersigned and the spouse, any lineal descendent, father, mother, brother or sister of the undersigned.

For avoidance of doubt, nothing in this Agreement prohibits the undersigned from exercising any options or warrants to purchase Common Stock (which exercises may be effected on a cashless basis to the extent the instruments representing such options or warrants permit exercises on a cashless basis), it being understood that any Common Stock issued upon such exercises will be subject to the restrictions of this Agreement.

The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of Shares or securities convertible into or exchangeable or exercisable for Shares held by the undersigned except in compliance with the foregoing restrictions.

If (i) the Company notifies the Representatives in writing that it does not intend to proceed with the Offering, (ii) the Underwriting Agreement is not executed by June 30, 2014 or (iii) the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated for any reason prior to payment for and delivery of any Shares to be sold thereunder, then this Agreement shall immediately be terminated and the undersigned shall automatically be released from all of his or her obligations under this Agreement.

This agreement is irrevocable and will be binding on the undersigned and the respective successors, heirs, personal representatives, and assigns of the undersigned.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

This agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

Very truly yours,

Signature:

Print Name:

(and indicate capacity of person signing
if signing as custodian, trustee, or on
behalf of an entity)

SCHEDULE IV-2

DIRECTORS AND OFFICERS EXECUTING LOCK-UPS

Nicholas S. Schorsch

Edward M. Weil, Jr.

Brian S. Block

William M. Kahane

David S. Kay

Leslie D. Michelson

Edward G. Rendell

Lisa E. Beeson

Scott J. Bowman

Thomas A. Andruskevich

Scott P. Sealy, Jr.

William G. Stanley